     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                          PROSPECTUS DATED MAY 1, 2002

                                      FOR

                                  CORPEXEC VUL
     CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010

PREMIUM REMITTANCE CENTER:                                   SERVICE OFFICE:
  New York Life Insurance and Annuity Corporation              New York Life Insurance and Annuity Corporation
  P.O. Box 930652                                              NYLIFE Distributors Inc.
  Kansas City, MO 64193-0652                                   Attention: Executive Benefits
  Telephone: (913) 906-4000                                    11400 Tomahawk Creek Parkway, Suite 200
                                                               Leawood, KS 66211
                                                               Telephone: (913) 906-4000

    This prospectus describes a flexible premium corporate sponsored variable universal life insurance policy which New York Life Insurance and Annuity Corporation ("NYLIAC") issues. We designed the policy to provide insurance protection for group or sponsored arrangements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis. The policyowner(s) is/are the person(s) and/or entity(ies) who own(s) the policy. The policyowner has all rights of ownership while the insured is alive.
    The policy offers flexible premium payments, a choice of three death benefit options, loan privileges, increases and decreases to the policy's face amount of insurance and a choice of funding options, including a guaranteed interest option and 46 variable Investment Divisions. The variable Investment Divisions invest in a corresponding portfolio of a mutual fund, as specified below:

MAINSTAY VP SERIES FUND, INC.
- MainStay VP Bond
- MainStay VP Capital Appreciation
- MainStay VP Cash Management
- MainStay VP Convertible
- MainStay VP Government
- MainStay VP Growth Equity
- MainStay VP High Yield Corporate Bond
- MainStay VP Indexed Equity
- MainStay VP International Equity
- MainStay VP Mid Cap Core
- MainStay VP Mid Cap Growth
- MainStay VP Small Cap Growth
- MainStay VP Total Return
- MainStay VP Value
- MainStay VP American Century Income & Growth
- MainStay VP Dreyfus Large Company Value
- MainStay VP Eagle Asset Management Growth Equity
- MainStay VP Lord Abbett Developing Growth
THE ALGER AMERICAN FUND
- Alger American Leveraged AllCap
- Alger American Small Capitalization
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC.
- American Century VP International (Class II)
- American Century VP Value (Class II)
CALVERT VARIABLE SERIES, INC.
- Calvert Social Balanced
DREYFUS INVESTMENT PORTFOLIOS
- Dreyfus IP Technology Growth (Initial Shares)
DREYFUS VARIABLE INVESTMENT FUND
- Dreyfus VIF Small Cap (Initial Shares)
FIDELITY VARIABLE INSURANCE PRODUCTS PORTFOLIO
- Fidelity VIP Contrafund(R) (Initial Class)
- Fidelity VIP Equity-Income (Initial Class)
- Fidelity VIP Growth (Initial Class)
- Fidelity VIP Index 500 (Initial Class)
- Fidelity VIP Investment Grade Bond (Initial Class)
- Fidelity VIP Mid-Cap (Initial Class)
- Fidelity VIP Overseas (Initial Class)
- Fidelity VIP Value Strategies (Service Class 2)*
JANUS ASPEN SERIES
- Janus Aspen Series Aggressive Growth
- Janus Aspen Series Balanced
- Janus Aspen Series Worldwide Growth
LORD ABBETT SERIES FUND, INC.
- Lord Abbett Mid-Cap Value
MFS(R) VARIABLE INSURANCE TRUST(SM)
- MFS(R) Investors Trust Series
- MFS(R) New Discovery Series
- MFS(R) Research Series
- MFS(R) Utilities Series
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
- Morgan Stanley UIF Emerging Markets Debt
- Morgan Stanley UIF Emerging Markets Equity
- Morgan Stanley UIF U.S. Real Estate
T. ROWE PRICE EQUITY SERIES, INC.
- T. Rowe Price Equity Income
T. ROWE PRICE FIXED INCOME SERIES, INC.
- T. Rowe Price Limited Term Bond

    We do not guarantee the investment performance of these Investment Divisions, which involve varying degrees of risk.
    The death benefit may, and the cash surrender value of a policy will vary up or down depending on the performance of the investment options. There is no guaranteed minimum cash surrender value for a policy. However, while a policy is in force, a policy's death benefit will never be less than its face amount, less any policy debt less the undeducted portion of any monthly deduction charges. Although premiums are flexible, the policyowner may have to make additional premium payments to keep the policy in force. We may terminate the policy if its cash surrender value less any policy debt is too small to pay the policy's monthly charges.
    The policyowner can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. The policyowner can also surrender the policy. Loans, withdrawals and surrenders may have tax consequences.
    The policyowner may examine the policy for a limited period of time following its delivery, and cancel it for a full refund of the greater of the cash value or premiums paid. Replacing existing insurance with this policy may not be to the policyowner's advantage. It may not be to the policyowner's advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.
    The policyowner should read this prospectus and keep it for further reference. It contains information that the policyowner should know before investing in the Corporate Executive Series, a NYLIAC corporate sponsored variable universal life insurance policy. This prospectus is valid only when accompanied by the prospectuses of the MainStay VP Series Fund, Inc., The Alger American Fund, the American Century(R) Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Variable Investment Fund, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Lord Abbett Series Fund, Inc., MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc., and the T. Rowe Price Fixed Income Series, Inc. (the "Funds," each individually a "Fund").
    THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
---------------
* The Fidelity VIP Value Strategies Investment Division will be available on June 3, 2002.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
SECTION I: DEFINITION OF TERMS.........    5
SECTION II: BASIC QUESTIONS AND ANSWERS
  ABOUT US AND OUR POLICY..............    7
   1. What are NYLIAC and New York
       Life?...........................    7
   2. What variable life insurance
       policy are we offering?.........    7
   3. How is the policy available?.....    7
   4. What is the Cash Value of the
       policy?.........................    7
   5. What are the Investment Divisions
       of the Separate Account?........    7
   6. How is the value of an
       Accumulation Unit determined?...    8
   7. What is the Fixed Account?.......    8
   8. Does the policy have a Cash
       Surrender Value?................    8
   9. What is the Alternative Cash
       Surrender Value?................    8
  10. What is the value of the Deferred
       Premium Load Account?...........    9
  11. How long will the policy remain
       in force?.......................    9
  12. Is the amount of the death
       benefit guaranteed?.............    9
  13. Is the death benefit subject to
       income taxes?...................    9
  14. What is a modified endowment
       contract?.......................    9
  15. Can the policy become a modified
       endowment contract?.............   10
  16. What are planned premiums?.......   10
  17. What are unplanned premiums?.....   10
  18. What happens when the first
       premium is paid?................   10
  19. When are subsequent premiums put
       into the Fixed Account and the
       Separate Account?...............   10
  20. How are Net Premiums allocated
       among the Allocation
       Alternatives?...................   10
  21. What are the current charges
       associated with the policy?.....   11
  22. Are loans available under the
       policy?.........................   11
  23. Does the policyowner have a right
       to cancel?......................   12
  24. Can the policyowner exchange the
       policy?.........................   12
  25. How is a person's age
       calculated?.....................   12

                                         PAGE
                                         ----
  26. When should coverage be purchased
       under the Supplementary Term
       Rider or the Level Term
       Rider?..........................   12
SECTION III: CHARGES UNDER THE
  POLICY...............................   13
  Deductions from Premiums.............   16
     Current Sales Expense Charge......   16
     Guaranteed Sales Expense Charge...   16
     State Tax Charge..................   16
     Federal Tax Charge................   16
  Deductions from Accumulation Value
     and Fixed Account Value...........   16
     Monthly Contract Charge...........   17
     Cost of Insurance Charge..........   17
  Deductions from the Separate
     Account...........................   17
     Mortality and Expense Risk
       Charge..........................   17
     Other Charges for Federal Income
       Taxes...........................   17
  Fund Charges.........................   18
  How the Policy Works.................   18
SECTION IV: THE SEPARATE ACCOUNT, THE
  FUNDS AND THE FIXED ACCOUNT..........   19
  The Separate Account.................   19
     Your Voting Rights................   19
     Our Rights........................   19
     The Funds and the Portfolios......   20
  MainStay VP Series Fund, Inc.........   20
     The MainStay VP Bond Portfolio....   20
     The MainStay VP Capital
       Appreciation Portfolio..........   20
     The MainStay VP Cash Management
       Portfolio.......................   20
     The MainStay VP Convertible
       Portfolio.......................   20
     The MainStay VP Government
       Portfolio.......................   20
     The MainStay VP Growth Equity
       Portfolio.......................   20
     The MainStay VP High Yield
       Corporate Bond Portfolio........   20
     The MainStay VP Indexed Equity
       Portfolio.......................   20
     The MainStay VP International
       Equity Portfolio................   21
     The MainStay VP Mid Cap Core
       Portfolio.......................   21
     The MainStay VP Mid Cap
       Growth Portfolio................   21

                                         PAGE
                                         ----
     The MainStay VP Small Cap Growth
       Portfolio.......................   21
     The MainStay VP Total Return
       Portfolio.......................   21
     The MainStay VP Value Portfolio...   21
     The MainStay VP American Century
       Income & Growth Portfolio.......   21
     The MainStay VP Dreyfus Large
       Company Value Portfolio.........   21
     The MainStay VP Eagle Asset
       Management Growth Equity
       Portfolio.......................   21
     The MainStay VP Lord Abbett
       Developing Growth Portfolio.....   21
  The Alger American Fund..............   21
     The Alger American Leveraged
       AllCap Portfolio................   21
     The Alger American Small
       Capitalization Portfolio........   21
  American Century(R) Variable
     Portfolios, Inc...................   21
     American Century VP
       International...................   21
     American Century VP Value.........   21
  Calvert Variable Series, Inc.........   21
     The Calvert Social Balanced
       Portfolio.......................   21
  Dreyfus Variable Investment Fund.....   21
     Dreyfus Small Cap.................   21
  Dreyfus Investment Portfolios........   21
     Dreyfus IP Technology Growth......   21
  Fidelity Variable Insurance Products
     Fund (VIP)........................   21
     The Fidelity VIP Contrafund(R)
       Portfolio.......................   21
     The Fidelity VIP Equity-Income
       Portfolio.......................   21
     The Fidelity VIP Growth
       Portfolio.......................   21
     The Fidelity VIP Index 500
       Portfolio.......................   21
     The Fidelity VIP Investment Grade
       Bond Portfolio..................   21
     The Fidelity VIP Mid-Cap..........   22
     The Fidelity VIP Overseas
       Portfolio.......................   22
     The Fidelity VIP Value Strategies
       Portfolio.......................   22
  Janus Aspen Series...................   22
     The Janus Aspen Series Aggressive
       Growth Portfolio................   22
     The Janus Aspen Series Balanced
       Portfolio.......................   22
     The Janus Aspen Series Worldwide
       Growth Portfolio................   22

                                         PAGE
                                         ----
  Lord Abbett Series Fund, Inc.........   22
     The Lord Abbett Mid-Cap Value
       Portfolio.......................   22
  MFS(R) Variable Insurance
     Trust(SM).........................   22
     The MFS(R) Investors Trust
       Series..........................   22
     The MFS(R) Research Series........   22
     The MFS(R) Utilities Series.......   22
     The MFS(R) New Discovery Series...   22
  The Universal Institutional Funds,
     Inc...............................   22
     The Morgan Stanley UIF Emerging
       Markets Equity Portfolio........   22
     Morgan Stanley UIF Emerging
       Markets Debt....................   22
     Morgan Stanley UIF U.S. Real
       Estate..........................   22
  T. Rowe Price Equity Series, Inc.....   22
     The T. Rowe Price Equity Income
       Portfolio.......................   22
  T. Rowe Price Fixed Income Series,
     Inc...............................   22
     T. Rowe Price Limited-Term Bond...   22
  The Fixed Account....................   23
     Interest Crediting................   23
  Investment Return....................   23
  Performance Calculations.............   23
SECTION V: GENERAL PROVISIONS OF THE
  POLICY...............................   24
  When Life Insurance Coverage
     Begins............................   24
  Premiums.............................   24
  Tax-Free Section 1035 exchanges......   24
  Payments Returned for Insufficient
     Funds.............................   25
  Termination..........................   25
  Death Benefit Under the Policy.......   25
     Selection of Life Insurance
       Benefit Table...................   26
     The Effect of Investment
       Performance on the Death
       Benefit.........................   26
     Face Amount Changes...............   26
     Life Insurance Benefit Option
       Changes.........................   27
  Cash Value and Cash Surrender
     Value and Alternative Cash
     Surrender Value...................   27
     Cash Value........................   27
     Cash Surrender Value..............   27
     Alternative Cash Surrender
       Value...........................   27
  Transfers............................   28
  Limits on Transfers..................   28
  Dollar Cost Averaging................   29

                                         PAGE
                                         ----
  Automatic Asset Reallocation.........   29
  Partial Withdrawals..................   30
  Loans................................   30
     Loan Account......................   31
     Interest on Value in Loan
       Account.........................   31
     Loan Interest.....................   31
     Repayment.........................   32
  Free Look Provision..................   32
  Exchange Privilege...................   32
SECTION VI: ADDITIONAL INFORMATION.....   32
  Directors and Principal Officers of
     NYLIAC............................   32
  Federal Income Tax Considerations....   34
  Tax Status of NYLIAC and the Separate
     Account...........................   34
     Charges for Taxes.................   35
     Diversification Standards and
       Control Issues..................   35
     Life Insurance Status of Policy...   35
     Modified Endowment Contract
       Status..........................   36
     Status of Policy After Insured is
       Age 100.........................   36
     Surrenders and Partial
       Withdrawals.....................   36
     Loans and Interest Deductions.....   37
     Corporate Alternative Minimum
       Tax.............................   37
     Exchanges or Assignments of
       Policies........................   38

                                         PAGE
                                         ----
     Other Tax Issues..................   38
     Withholding.......................   38
  Reinstatement Option.................   38
  Additional Benefits Available by
     Rider.............................   38
     Supplementary Term Rider..........   39
     Level Term Rider..................   40
     Term Rider vs. Base Policy
       Coverage........................   40
  Payment Options......................   41
     Payees............................   41
     Proceeds at Interest Options
       (Options 1A and 1B).............   41
     Life Income Option (Option 2).....   41
  Beneficiary..........................   42
  Change of Ownership..................   42
  Assignment...........................   42
  Limits on Our Rights to Challenge the
     Policy............................   42
  Misstatement of Age or Sex...........   42
  Suicide..............................   43
  When We Pay Proceeds.................   43
  Records and Reports..................   44
  Sales and Other Agreements...........   44
  Legal Proceedings....................   44
  Experts..............................   44
  Financial Statements.................   44
  Financial Statements.................  F-1

     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES AND/OR AUTHORIZES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                                   SECTION I:

                              DEFINITION OF TERMS

ACCUMULATION UNIT--An accounting unit we use to calculate the value in the Investment Divisions. We use net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE--The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES--The 46 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.

ALTERNATIVE CASH SURRENDER VALUE--The Cash Value of the policy plus the Deferred Premium Load Account.

BENEFICIARY--The person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies.

BUSINESS DAY--Any day on which the New York Stock Exchange is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.

CASH SURRENDER VALUE--The Cash Value.

CASH VALUE--The sum of (a) the Accumulation Value, (b) the value in the Fixed Account and (c) the value in the Loan Account.

CUMULATIVE PREMIUM AMOUNT--An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero.

DEFERRED PREMIUM LOAD ACCOUNT--An account representing a portion of the cumulative Sales Expense Charge, State Tax Charge, and Federal Tax Charge collected.

FACE AMOUNT--The initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT--The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's general account.

FUND--An open-end management investment company.

GENERAL ACCOUNT--An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premiums you pay during the free look period to this account.

INSURED--The person whose life the policy insures.

INVESTMENT DIVISIONS--The divisions of the Separate Account that are available as Allocation Alternatives under the policy.

ISSUE DATE--The date we issue the policy, as shown on the Policy Data Page.

LOAN ACCOUNT--The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY--The date as of which we deduct the monthly contract charge, the cost of insurance charge and a rider charge for the cost of any additional riders from the Cash Surrender Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if on the Issue Date, we have not yet received the Initial Premium payment for the policy, the first Monthly Deduction Day will be the first occurrence of this calendar day that falls on or after the date we receive such payment.

NET PREMIUM--Premium you pay less the sales expense, state tax and federal tax charges.

POLICY DATA PAGE--Page 2 of the policy.

POLICY DATE--The starting date for determining policy anniversaries, Policy Years and Monthly Deduction Days, as shown on the Policy Data Page.

POLICY DEBT--The amount of any outstanding loans under the policy, including accrued interest.

POLICY YEAR--The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

PORTFOLIOS--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

SEPARATE ACCOUNT--NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest premiums paid under the policies as well as premiums paid under certain other policies.

TARGET PREMIUM--An amount used to determine the sales expense charge that is based on the Face Amount.

WE OR US--NYLIAC

                                  SECTION II:

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in all states and the District of Columbia. NYLIAC is the issuer of the policies and the depositor of the Separate Account. In addition to the policies described in this prospectus, NYLIAC issues other life insurance policies and annuities. NYLIAC is also the depositor for other NYLIAC separate accounts.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual insurance company founded in New York in 1845. NYLIAC held assets of $37.00 billion at the end of 2001. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

2. WHAT VARIABLE LIFE INSURANCE POLICY ARE WE OFFERING?

     In this prospectus we offer a flexible premium corporate sponsored variable universal life insurance policy. The policy provides a death benefit--the amount payable to the named Beneficiary when the Insured dies, Cash Surrender Value, loan privileges, withdrawal privileges and flexible premiums. It is called "flexible" because the policyowner may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the Face Amount (subject to certain restrictions). It is called "variable" because the death benefits, policy duration and Cash Surrender Values may go up or down depending on the performance of the Investment Division(s) to which the policyowner allocates his or her Cash Value.

     The policy is a legal contract between the policyowner and NYLIAC. The entire contract consists of the policy, the application and any riders or endorsements to the policy.

3. HOW IS THE POLICY AVAILABLE?

     The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its face amount), the policyowner must give us satisfactory evidence of insurability.

     We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount, frequency and timing of premiums, (2) the investment experience of the Investment Divisions the policyowner selects, (3) the interest we credit to amounts in the Fixed Account and the Loan Account, (4) any partial withdrawals, and (5) any charges we impose on the policy. The policyowner bears the investment risk of any loss in value of the assets underlying the Investment Divisions, but he or she may reap the benefit of any gain in their value.

5. WHAT ARE THE ALLOCATION ALTERNATIVES?

     After we deduct the sales expense, state tax and federal tax charges from your premium, the policyowner may allocate the remaining amount among up to any 20 of the 47 Allocation Alternatives. The Allocation Alternatives consist of 46 Investment Divisions and the Fixed Account. The 46 Investment Divisions are listed on the first page of this prospectus.

6. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                    (a/b)-c

          Where: a = the sum of:

                       (1) the net asset value of a Portfolio share held in the
                           Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                       (2) the per share amount of any dividends paid or capital
                           gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

                   b = the net asset value of a Portfolio share held in the
                       Separate Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

                   c = the mortality and expense risk charge. This charge is
                       deducted on a daily basis. It is currently equal to an annual rate of .25% of the average daily net asset value of each Investment Division's assets.

7. WHAT IS THE FIXED ACCOUNT?

     In addition to the Investment Divisions, the policyowner may allocate or transfer amounts to the Fixed Account. We will credit Net Premiums allocated to, and any amounts transferred to, the Fixed Account with a fixed interest rate which we declare periodically. This rate will never be less than 3% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums allocated to, or amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the interest rate in effect at that time.

8. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     The policyowner may surrender the policy at any time and receive its Cash Surrender Value less any Policy Debt. We also allow partial withdrawals subject to certain restrictions. See "Section V: General Provisions of the Policy--Cash Value and Cash Surrender Value." The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policyowner has allocated Cash Value and the amounts held in the Fixed Account and the Loan Account. It may increase or decrease daily.

     For federal income tax purposes, the policyowner usually is not taxed on increases in the Cash Surrender Value until he or she actually surrenders the policy. However, the policyowner may be taxed on all or a part of the amount distributed for certain surrenders, partial withdrawals and loans. See "Section
V: General Provisions of the Policy--Cash Value and Cash Surrender Value" and "Section VI: Additional Information--Federal Income Tax Considerations."

9. WHAT IS THE ALTERNATIVE CASH SURRENDER VALUE?

     The Alternative Cash Surrender Value ("ACSV") is equal to the Cash Value of the policy plus the Deferred Premium Load Account. You can apply to receive the ACSV if every policy owned by you and which is a part of this policy series is surrendered at the same time, and no partial withdrawal or loan has been taken from this policy. If these conditions are met, you will receive the ACSV provided the policy has not been assigned and the Owner has not changed, unless that change was (1) the result of a merger or acquisition and the Successor Owner was your wholly owned subsidiary on the date ownership changed, or (2) to a Trust established by the Owner for the purposes of providing employee benefits. The reference to "policy series" means all NYLIAC policies you own to which this prospectus is applicable.

     The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

10. WHAT IS THE VALUE OF THE DEFERRED PREMIUM LOAD ACCOUNT?

     The Deferred Premium Load Account value is initially equal to the cumulative Sales Expense Charge, State Tax Charge, and Federal Tax Charge collected. The account value will therefore increase as additional premiums are paid and sales expenses and taxes collected. Starting in the 13th policy month and continuing through the end of the 7th Policy Year on each Monthly Deduction Day the value of the Deferred Premium Load Account is increased by the sales expense charges, state tax charges and federal tax charges collected since the previous Monthly Deduction Day, and is then amortized. Specifically, the Deferred Premium Load Account value on each Monthly Deduction Day on or after the first Policy Anniversary will be equal to (a) multiplied by (b), where:

          (a) is the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected; and

          (b) is (i) divided by (ii), where:

             (i) is the number of Monthly Deduction Days remaining until the 7th Policy Anniversary; and

             (ii) is 72.

     As a result of the above calculation, the value of the Deferred Premium Load Account is zero on or after the 7th Policy Anniversary.

     In addition, the value of the Deferred Premium Load Account is zero upon a partial withdrawal or loan being taken from this policy, or upon lapse of the policy.

11. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if the policyowner does not pay the planned premiums. PAYMENT OF THESE PREMIUMS, HOWEVER, DOES NOT GUARANTEE THE POLICY WILL REMAIN IN FORCE. Additional premiums may be necessary to keep the policy in force. The policy terminates only when and if the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

     There will be no more benefits under the policy once it terminates. However, you can apply to reinstate the policy (and the STR or LTR, if you elected it when you first purchased the policy) at any time within five years after termination if you did not surrender the policy for its full Cash Surrender Value. If you apply for reinstatement within 31 days after the late period, you do not need to provide us with proof of insurability. Otherwise, you must provide us with acceptable proof of insurability.

12. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

     As long as the policy remains in force, and we receive satisfactory proof of death, we will calculate the death benefit less any Policy Debt as of the date of death of the insured. We will reduce the amount we pay by the undeducted portion of any charges deducted on a Monthly Deduction Day.

13. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     A death benefit paid under the policy may be fully excludable from the gross income of the Beneficiary for federal income tax purposes. See "Section
VI: Additional Information--Federal Income Tax Considerations."

14. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven policy years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to a policy after it is issued can subject it to re-testing for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions, including collateral assignments, loans and partial withdrawals, are taxable if there is a gain in the policy. In addition, the policyowner may incur a penalty tax if the policyowner is not an individual, or if he or she is not yet age 59 1/2 and no other exception is applicable.

15. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     The policy may become a modified endowment contract. We currently test a policy when it is issued to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven Policy Years. We base the test on the policy as issued, the first premium received, and on the assumption that there are no increases in premiums or decreases in benefits during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See "Section VI: Additional Information--Federal Income Tax Considerations--Modified Endowment Contract Status."

16. WHAT ARE PLANNED PREMIUMS?

     The amount and interval of any planned premiums are shown on page two of the policy. The policyowner does not have to pay a planned premium to keep the policy in force if the Cash Surrender Value, less any Policy Debt, is enough to cover the charges made on the Monthly Deduction Day. The policyowner may increase or decrease the amount of any planned premium subject to the limits we set. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under Section 7702 of the Internal Revenue Code. The policyowner may also change the frequency of premiums subject to our minimum premium rules. Planned premiums end on the policy anniversary on which the Insured is age 100.

17. WHAT ARE UNPLANNED PREMIUMS?

     While the Insured is living, the policyowner may make unplanned premium payments at any time before the policy anniversary on which the Insured is age
100. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under Section 7702 of the Internal Revenue Code. If an unplanned premium would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums. See "Section V: General Provisions of the Policy--Premiums."

18. WHAT HAPPENS WHEN THE FIRST PREMIUM IS PAID?

     We will allocate the first premium (and any other premiums received on or before the last day of the free look period) to our General Account. We will deduct sales expense, state tax and federal tax charges from premiums received. Deductions made on the Issue Date will be calculated as of the latter of the Policy Date or the date the premium is received. We will also deduct the monthly contract charges, cost of insurance charges and cost for any riders as of the first Monthly Deduction Day and as of each subsequent Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. The Net Premium less the monthly charges will remain in the General Account through the last day of the free look period. We will credit amounts in the General Account with interest beginning on the later of the Policy Date or the date we receive such amounts and ending on the last day of the free look period. We set the rate of interest using a fixed interest rate, which we declare periodically. We will allocate Net Premiums less the charges deducted on a Monthly Deduction Day plus interest to the Investment Divisions and/or to the Fixed Account in accordance with the policyowner's instructions when the free look period ends.

19. WHEN ARE SUBSEQUENT PREMIUMS PUT INTO THE FIXED ACCOUNT AND THE SEPARATE ACCOUNT?

     On the Business Day that we receive a subsequent premium, we will apply the Net Premium to the Investment Divisions of the Separate Account and to the Fixed Account in accordance with the policyowner's allocation election. We apply Net Premiums at the next determined Accumulation Unit value.

20. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     The policyowner may allocate Net Premiums to the Fixed Account and any of the 46 Investment Divisions. The policyowner may also raise or lower the percentages of the Net Premium (which must be in whole number percentages) allocated to each Allocation Alternative at any time. The policyowner may invest in a total of 20 Allocation Alternatives at any one time.

21. WHAT ARE THE CURRENT CHARGES ASSOCIATED WITH THE POLICY?

     We deduct three charges from premiums, whether planned or unplanned. We deduct 2% from each premium paid for state tax charges. We deduct 1.25% from any premium paid for federal tax charges. We also deduct a sales expense charge to partially cover sales expenses as follows:

          (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year.

     The Target Premium, as shown on page two of the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     In addition, on each Monthly Deduction Day, we make the following deductions:

          (a) a monthly contract charge currently equal to $5.00 ($60.00 annually);

          (b) a monthly cost of insurance charge; and

          (c) if applicable, the monthly cost for any riders attached to the policy.

     For certain underwritten policies, we may also make a deduction for any temporary flat extras as set forth on page 2 of the policy. A temporary flat extra is a charge per $1,000 of Face Amount made against the Cash Value for the amount of time specified on the policy data page. It is designed to cover the risk of substandard mortality experience, which is not permanent in nature.

     The Monthly Deduction Day is shown on page two of the policy. The first Monthly Deduction Day is the first monthly anniversary of the Policy Date on or following the Issue Date. All monthly deductions are made from each of the Investment Divisions and the Fixed Account in proportion to the amount of the policy's Cash Value in each.

     Also, we deduct a mortality and expense risk charge on a daily basis against the assets of each Investment Division. We currently charge an annual rate of .25% of the average daily net asset value of each Investment Division's assets. At our option, we may change the mortality and expense risk charge, subject to a maximum annual rate of .90%.

     Currently, we are not deducting any charges for income taxes against the Separate Account. We reserve the right to make charges in the future for federal income taxes attributable to it.

     Partial withdrawals may be subject to a maximum $25 charge. We do not deduct surrender charges upon surrender of the policy.

     For information concerning compensation paid for the sale of the policy, see "Section VI: Additional Information--Sales and Other Agreements." Also see "Section III: Charges Under the Policies" and "Section VI: Additional Information--Federal Income Tax Considerations."

22. ARE LOANS AVAILABLE UNDER THE POLICY?

     Using the policy as sole security, the policyowner may make a request to borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less (ii) any Policy Debt. A loan will reduce the value of the Deferred Premium Load Account to zero, and thereby reduce the Alternative Cash Surrender Value to the Cash Value of the policy.

23. DOES THE POLICYOWNER HAVE A RIGHT TO CANCEL?

     The policyowner has the right to cancel the policy at any time during the free look period and receive a refund. The free look period begins on the date the policy is delivered to the policyowner and the policyowner signs for it and ends 20 days later (or such period as may be required by state law in some cases). If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less Policy Debt, withdrawals, and applicable fees. The policyowner can return the policy to our Service Office or to the registered representative who sold the policy. See "Section V: General Provisions of the Policy--Free Look Provision."

24. CAN THE POLICYOWNER EXCHANGE THE POLICY?

     The policyowner has the right during the first 24 months following the Issue Date to exchange the policy for a permanent plan of life insurance that we offer for this purpose. See "Section V: General Provisions of the Policy--Exchange Privilege."

25. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age in this prospectus on a Policy Anniversary, we mean the Insured's age on the birthday nearest that date. At any other time, age means the age on the birthday that is nearest to the date of the most recent Policy Anniversary.

26. WHEN SHOULD COVERAGE BE PURCHASED UNDER THE SUPPLEMENTARY TERM RIDER OR THE LEVEL TERM RIDER?

     There are a number of important cost and policy differences depending on whether you purchase death benefit coverage under the base policy only or as a combination of: (i) base and STR; or (ii) base and LTR. Depending on your premium funding levels and your priorities, it may be advantageous to maximize coverage under one of these riders because certain charges may be lower. For a more detailed discussion, see "Section VI: Additional Information--Additional Benefits Available By Rider."

                                  SECTION III:

                            CHARGES UNDER THE POLICY

SUMMARY OF FEES AND CHARGES

DEDUCTIONS FROM PREMIUMS

                   CHARGE                                               AMOUNT DEDUCTED
Sales Expense Charge                                              Current                     Guaranteed Maximums
  Policy Year 1
    (up to Target Premium)                                        13.75%                              14%
    (premiums in excess of Target Premium)                         1.25%                              3%
  Policy Years 2 through 7
    (up to Target Premium)                                         9.75%                              10%
    (premiums in excess of Target Premium)                         0.75%                              3%
  Policy Years 8 through 10
    (up to Target Premium)                                         2.75%                              5%
    (premiums in excess of Target Premium)                         0.25%                              3%
  Policy Years 11+
    (up to Target Premium)                                         1.75%                              5%
    (premiums in excess of Target Premium)                         0.25%                              3%
State Tax Charge
                                                                    2%                        (2%, subject to
                                                                                              increase consistent
                                                                                              with changes in
                                                                                              applicable law)
Federal Tax Charge
                                                                   1.25%                      (1.25%, subject to
                                                                                              increase consistent
                                                                                              with changes in
                                                                                              applicable law)

DEDUCTIONS FROM ACCUMULATION VALUE
AND FIXED ACCOUNT VALUE (MONTHLY DEDUCTIONS)

                   CHARGE                                               AMOUNT DEDUCTED
Monthly Contract Charge                                           Current                     Guaranteed Maximums
                                                                   $5.00                             $9.00
                                                             ($60.00 annually)                ($108.00 annually)
Cost of Insurance Charge                       Individualized, depending upon age, gender, policy duration,
  - Base Policy Coverage                       smoker class and underwriting class of the Insured, and whether
  - Supplementary Term Rider (optional)        any optional riders were selected.
  - Level Term Rider (optional)

DEDUCTIONS FROM THE SEPARATE ACCOUNT

                   CHARGE                                               AMOUNT DEDUCTED
                   ------                                               ---------------
                                                                     (as annual percentage
                                                            of the average Daily Accumulation Value)
                                                                  Current                     Guaranteed Maximums
  Mortality and Expense Risk Charge                                .25%                              .90%

     As shown above, we deduct certain charges to compensate us for providing the insurance benefits under the policy, for the STR and LTR, for administering the policy, for assuming certain risks and for incurring certain expenses in distributing the Policy.

PORTFOLIO FEES AND EXPENSES

     The following chart reflects fees and charges that are provided by the Funds or their agents which are based on 2001 expenses and may reflect estimated charges:

                                                                                                                         MAINSTAY VP
                                                  MAINSTAY VP    MAINSTAY VP                               MAINSTAY VP   HIGH YIELD
                                    MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP     GROWTH       CORPORATE
                                       BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT      EQUITY         BOND
                                    -----------   ------------   -----------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................     0.25%         0.36%          0.25%         0.36%         0.30%         0.25%         0.30%
Administration Fees...............     0.20%         0.20%          0.20%         0.20%         0.20%         0.20%         0.20%
12b-1 Fees........................     0.00%         0.00%          0.00%         0.00%         0.00%         0.00%         0.00%
Other Expenses....................     0.07%         0.07%          0.09%         0.11%         0.10%         0.05%         0.08%
Total Fund Annual Expenses........     0.52%         0.63%          0.54%         0.67%         0.60%         0.50%         0.58%

                                                    MAINSTAY
                                    MAINSTAY VP        VP                                         MAINSTAY VP   MAINSTAY VP
                                      INDEXED     INTERNATIONAL   MAINSTAY VP     MAINSTAY VP      SMALL CAP       TOTAL
                                      EQUITY         EQUITY       MID CAP CORE   MID CAP GROWTH     GROWTH        RETURN
                                    -----------   -------------   ------------   --------------   -----------   -----------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................     0.10%          0.60%          0.85%(b)        0.75%(b)        1.00%(b)      0.32%
Administration Fees...............     0.20%          0.20%          0.00%(b)        0.00%(b)        0.00%(b)      0.20%
12b-1 Fees........................     0.00%          0.00%          0.00%           0.00%           0.00%         0.00%
Other Expenses....................     0.07%          0.32%          0.24%           0.24%           0.24%         0.07%
Total Fund Annual Expenses........     0.37%          1.12%          1.09%(c)        0.99%(d)        1.24%(e)      0.59%


                                    MAINSTAY VP
                                       VALUE
                                    -----------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................     0.36%
Administration Fees...............     0.20%
12b-1 Fees........................     0.00%
Other Expenses....................     0.08%
Total Fund Annual Expenses........     0.64%

                                                                MAINSTAY VP
                                    MAINSTAY VP   MAINSTAY VP      EAGLE      MAINSTAY VP      ALGER         ALGER
                                     AMERICAN       DREYFUS        ASSET         LORD        AMERICAN      AMERICAN
                                      CENTURY        LARGE      MANAGEMENT      ABBETT       AMERICAN        SMALL
                                     INCOME &       COMPANY       GROWTH      DEVELOPING     LEVERAGED     CAPITALI-
                                      GROWTH         VALUE        EQUITY        GROWTH        ALLCAP        ZATION
                                    -----------   -----------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................     0.50%         0.60%         0.50%         0.60%         0.85%         0.85%
Administration Fees...............     0.20%         0.20%         0.20%         0.20%         0.00%         0.00%
12b-1 Fees........................     0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
Other Expenses....................     0.18%         0.19%         0.10%         0.28%         0.07%         0.07%
Total Fund Annual Expenses........     0.88%         0.99%         0.80%         1.08%         0.92%         0.92%


                                        AMERICAN        AMERICAN
                                        CENTURY         CENTURY
                                    VP INTERNATIONAL    VP VALUE
                                       (CLASS II)      (CLASS II)
                                    ----------------   ----------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................       1.19%(f)         0.86%(f)
Administration Fees...............       0.00%            0.00%
12b-1 Fees........................       0.25%            0.25%
Other Expenses....................       0.00%            0.00%
Total Fund Annual Expenses........       1.44%            1.11%

                                                  DREYFUS IP                                            FIDELITY VIP
                                    CALVERT       TECHNOLOGY        DREYFUS VIF       FIDELITY VIP         EQUITY-
                                     SOCIAL         GROWTH           SMALL CAP         CONTRAFUND          INCOME
                                    BALANCED   (INITIAL SHARES)   (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)
                                    --------   ----------------   ----------------   ---------------   ---------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................  0.425%          0.75%              0.75%              0.58%             0.48%
Administration Fees...............  0.275%          0.00%              0.00%              0.00%             0.00%
12b-1 Fees........................   0.00%          0.00%              0.00%              0.00%             0.00%
Other Expenses....................   0.18%          0.12%              0.04%              0.10%             0.10%
Total Fund Annual Expenses........   0.88%(g)       0.87%(h)           0.79%(h)           0.68%(i)          0.58%(i)

                                                         FIDELITY
                                     FIDELITY VIP           VIP
                                        GROWTH           INDEX 500
                                    (INITIAL CLASS)   (INITIAL CLASS)
                                    ---------------   ---------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................       0.58%             0.24%
Administration Fees...............       0.00%             0.00%
12b-1 Fees........................       0.00%             0.00%
Other Expenses....................       0.10%             0.11%
Total Fund Annual Expenses........       0.68%(i)          0.35%(j)

                                      FIDELITY VIP        FIDELITY          FIDELITY            FIDELITY        JANUS ASPEN
                                    INVESTMENT GRADE         VIP               VIP                VIP             SERIES
                                     BOND PORTFOLIO        MID CAP          OVERSEAS        VALUE STRATEGIES    AGGRESSIVE
                                    (INITIAL CLASS)    (INITIAL CLASS)   (INITIAL CLASS)   (SERVICE CLASS 2)*     GROWTH
                                    ----------------   ---------------   ---------------   ------------------   -----------
FUND ANNUAL EXPENSES (as of % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................       0.43%              0.58%             0.73%              0.58%             0.65%
Administration Fees...............       0.00%              0.00%             0.00%              0.00%             0.00%
12b-1 Fees........................       0.00%              0.00%             0.00%              0.25%             0.00%
Other Expenses....................       0.11%              0.11%             0.19%              0.26%(k)          0.02%
Total Fund Annual Expenses........       0.54%(i)           0.69%(i)          0.92%(i)           1.09%             0.67%

                                     JANUS     JANUS ASPEN
                                     ASPEN       SERIES
                                     SERIES     WORLDWIDE     LORD ABBETT
                                    BALANCED     GROWTH      MID-CAP VALUE
                                    --------   -----------   -------------
FUND ANNUAL EXPENSES (as of % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................   0.65%        0.65%          0.75%
Administration Fees...............   0.00%        0.00%          0.00%
12b-1 Fees........................   0.00%        0.00%          0.00%
Other Expenses....................   0.01%        0.04%          0.35%
Total Fund Annual Expenses........   0.66%        0.69%          1.10%(l)

---------------

 *  The Fidelity VIP Value Strategies Portfolio will be available on June 3,
    2002.

                                                                                    MORGAN     MORGAN    MORGAN
                                                                                   STANLEY    STANLEY    STANLEY
                                                                                     UIF        UIF        UIF     T. ROWE
                                     MFS(R)      MFS(R)                            EMERGING   EMERGING    U.S.      PRICE
                                    INVESTORS      NEW       MFS(R)     MFS(R)     MARKETS    MARKETS     REAL     EQUITY
                                      TRUST     DISCOVERY   RESEARCH   UTILITIES     DEBT      EQUITY    ESTATE    INCOME
                                    ---------   ---------   --------   ---------   --------   --------   -------   -------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................    0.75%       0.90%      0.75%       0.75%      0.80%      1.25%      0.80%     0.85%(o)
Administration Fees...............    0.00%       0.00%      0.00%       0.00%      0.25%      0.25%      0.25%     0.00%
12b-1 Fees........................    0.00%       0.00%      0.00%       0.00%      0.00%      0.00%      0.00%     0.00%
Other Expenses....................    0.15%       0.19%      0.15%       0.18%      0.12%      0.62%      0.10%     0.00%
Total Fund Annual Expenses........    0.90%(m)    1.09%(m)   0.90%(m)    0.93%(m)   1.17%      2.12%(n)   1.15%(n)  0.85%


                                     T. ROWE
                                      PRICE
                                    LIMITED-
                                    TERM BOND
                                    ---------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees.....................    0.70%(o)
Administration Fees...............    0.00%
12b-1 Fees........................    0.00%
Other Expenses....................    0.00%
Total Fund Annual Expenses........    0.70%

---------------

(a) The Fund or its agents provided the fees and charges which are based on 2001 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

(b) The fees designated as "Advisory Fees" reflect "Management Fees", which includes both Advisory Fees and Administration Fees for this Portfolio.

(c) The Fund Annual Expenses are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to a reduction in its "Advisory Fees" is such expenses would cause "Total Fund Annual Expenses" to exceed 0.98% of average daily net assets. This fee reduction agreement may be terminated by NYLIM at any time. Had this fee reduction been taken into account, it is estimated that "Advisory Fees," "Other Expenses" and "Total Fund Annual Expenses" would be 0.74%, 0.24% and 0.98% respectively.

(d) The Fund Annual Expenses are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to a reduction in its "Advisory Fees" is such expenses would cause "Total Fund Annual Expenses" to exceed 0.97% of average daily net assets. This fee reduction agreement may be terminated by NYLIM at any time. Had this fee reduction been taken into account, it is estimated that "Advisory Fees," "Other Expenses" and "Total Fund Annual Expenses" would be 0.73%, 0.24% and 0.97% respectively.

(e) The Fund Annual Expenses are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to a reduction in its "Advisory Fees" is such expenses would cause "Total Fund Annual Expenses" to exceed 0.95% of average daily net assets. This fee reduction agreement may be terminated by NYLIM at any time. Had this fee reduction been taken into account, it is estimated that "Advisory Fees," "Other Expenses" and "Total Fund Annual Expenses" would be 0.71%, 0.24% and 0.95% respectively.

(f) The fund has a stepped fee schedule. As a result, the fund's "Advisory Fees" generally decrease as fund assets increase.

(g) "Other Expenses" reflect an indirect fee. The portfolio has an offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net fund operating expenses after reductions for such expenses offset arrangement would be 0.87% for Social Balanced Portfolio.

(h) The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

(i) Actual annual class operating expenses for these Fidelity portfolios were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. These offsets may be discontinued at any time.

(j) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the "Advisory Fees," "Other Expenses," and "Total Fund Annual Expenses" in 2001 were 0.24%, 0.04% and 0.28%, respectively.

(k) The Fidelity VIP Value Strategies Portfolio commenced operations on February 20, 2002. The "Advisory Fees" and "Other Expenses" are based on estimated amounts for the current year.

(l) The Mid-Cap Value Portfolio has established a non-12b-1 service fee arrangement that is reflected under "Other Expenses". The information in the chart above has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord Abbett & Co. (Lord Abbett), the investment adviser for the Mid-Cap Value Portfolio, voluntarily waived a portion of its management fees for the Portfolio and subsidized a portion of the Portfolio's expenses to the extent necessary to maintain the "Other Expenses" of the Portfolio at an aggregate of 0.35% its average daily net assets. Absent any waivers and reimbursements the "Total Annual Fund Expenses" for the Mid Cap Value Portfolio would have been 1.20% for the year 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Portfolio but has contractually agreed to continue to reimburse a portion of the Portfolio's expenses to the extent necessary to maintain the "Other Expenses" at an aggregate of 0.35% its average daily net assets.

(m) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Fund Annual Expenses" would be lower for certain series and would equal 0.89% for Investors Trust Series, 1.05% for New Discovery Series, 0.89% for Research Series and 0.92% for Utilities Series. In addition, MFS has contractually agreed, subject to reimbursement, to bear expenses for the New Discovery Series such that the series' "Other Expenses" (after taking into account the expense offset arrangement already described), do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.

(n) The management fee for certain portfolios has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual operating expenses exceed the following percentages: Emerging Markets Equity Portfolio 1.75% and U.S. Real Estate Portfolio 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these fee reductions been taken into account, the "Advisory Fees", "Administration Fees", "Other Expenses" and "Total Fund Annual Expenses", respectively, would be as follows: Emerging Markets Equity Portfolio 0.98%, 0.25%, 0.62%, 1.85% and U.S. Real Estate Portfolio 0.75%, 0.25%, 0.10%,
     1.10%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.10% of such investment related expenses.

(o)  "Advisory Fees" include the ordinary operating expenses of the Fund.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge and a federal tax charge.

     CURRENT SALES EXPENSE CHARGE

     The sales expense charge is deducted as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year.

     GUARANTEED SALES EXPENSE CHARGE

     We may change the sales expense charge at any time. During the first Policy Year, we guarantee that any sales expense charge we deduct will never exceed 14% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge of more than 3% from any additional premiums in that Policy Year. Beginning in the second Policy Year, we guarantee that any sales expense charge we deduct will never exceed 10% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge of more than 3% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, we guarantee that any sales expense charge we deduct will never exceed 5% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge of more than 3% from any additional premiums paid in that Policy Year.

     We reserve the right to increase this charge in the future, but it will never exceed the maximums as stated above. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge and the cost of insurance charge.

     STATE TAX CHARGE

     Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0.5% to 3.5%. We deduct 2% of each premium to cover state taxes. The 2% of premium we deduct for the state tax charge may not reflect the actual tax charged in your state. Two percent represents the approximate average of the taxes assessed by the states. We reserve the right to increase this charge consistent with changes in applicable law. In Oregon, this charge is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy.

     FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of any premium to cover this federal tax charge. We reserve the right to change this charge consistent with changes in applicable law.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, we deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner). The first

Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in each Investment Division and the Fixed Account in proportion to the policy's Cash Value in each.

     MONTHLY CONTRACT CHARGE

     The monthly charge, currently equal to $5.00 ($60.00 annually), compensates us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims and communicating with Policyowners. This charge is not designed to produce a profit. If the cost of providing these administrative services increases, we reserve the right to increase this charge, subject to a maximum of $9.00 monthly ($108.00 annually).

     COST OF INSURANCE CHARGE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day. Maximum cost of insurance rates are set forth on page 2.2 of your policy. The current rates are based on the gender, smoker class, policy duration, underwriting class and issue age of the Insured. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                a times (b - c)

     Where:  a = the applicable cost of insurance rate
               b = the number of thousands of death benefit as of the Monthly
                   Deduction Day divided by 1.0032737
               c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).

     The cost of insurance charge will never be less than zero.

     For insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

     The monthly cost of insurance for any additional riders will also be deducted on each Monthly Deduction Day.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE

     We charge the Investment Divisions for the mortality and expense risks we assume. We deduct the mortality and expense risk charge on a daily basis. We currently charge an annual rate of .25% of the average daily net asset value of each Investment Division's assets. At our option, we may change the mortality and expense risk charge, subject to a maximum annual rate of .90%.

     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will be deducted from the NYLIAC surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charges.

     OTHER CHARGES FOR FEDERAL INCOME TAXES

     We reserve the right to make a charge for Separate Account federal income tax liabilities, should the law change to require the taxation of separate accounts. See "Section VI: Additional Information--Federal Income Tax Considerations."

TRANSACTION CHARGES

     Partial Withdrawal Charge--When you make a partial withdrawal we may deduct a maximum processing fee of $25.

     Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first 12 in any policy year.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees, administration fees and other expenses that are deducted from the assets of the Portfolios. The Portfolios do not impose a sales charge. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses.

HOW THE POLICY WORKS

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the guideline premium test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.87% for all years:

Premium Paid.........................................................  $7,500.00
Less:    Below Target Premium Sales Expense Charge...................   1,031.25
         Above Target Premium Sales Expense Charge...................       0.00
         State Tax Charge (2%).......................................     150.00
         Federal Tax Charge (1.25%)..................................      93.75
                                                                       ---------
equals:  Net Premium.................................................  $6,225.00
less:    Monthly contract charge
         (5.00 per month)............................................      60.00
less:    Charges for cost of insurance
         (varies monthly)............................................     409.74
plus:    Net investment performance
         (varies daily)..............................................     290.85
                                                                       ---------
equals:  Cash Value..................................................  $6,046.11
  Plus: Deferred Premium Load Account................................   1,275.00
                                                                       ---------
  Equals: Alternative Cash Surrender Value
         (as of end of first Policy Year)............................  $7,321.11

     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

OTHER POLICIES

     We offer other variable life insurance policies that may also invest in the same (or many of the same) portfolios offered under this Policy. These policies offer different benefits and have different charges that could affect the Policy's performance.

                                  SECTION IV:

             THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT

THE SEPARATE ACCOUNT

     The Separate Account was established under the laws of Delaware as of May 24, 1996, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"), but such registration does not mean that the SEC supervises the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, they are held separately from the other assets of NYLIAC. The Separate Account's assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to, or are charged against, the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. NYLIAC may accumulate in the Separate Account the charge for mortality and expense risks, monthly charges assessed against the policy and investment results applicable to those assets that are in excess of net assets supporting the policies. The obligations of the policies are obligations of NYLIAC.

     The Separate Account currently has 45 Investment Divisions available through the policies, each of which invests solely in a corresponding Portfolio of the relevant Fund. We may, subject to any required regulatory approvals, add or delete Investment Divisions at our discretion.

     YOUR VOTING RIGHTS

     Because we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

     - to elect the Boards of Directors/Trustees of the Funds;

     - to ratify the selection of independent auditors for the Funds; and

     - on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the 1940 Act.

     The Funds are not required to and typically do not hold annual shareholder meetings. Whenever a shareholder vote is taken, we will give policyowners the opportunity to instruct us how to vote the number of shares attributable to their policies. If we do not receive instructions in time from all policyowners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions.

     The policyowner holds a voting interest in each Investment Division to which Cash Value is allocated. The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios.

     OUR RIGHTS

     We reserve the right to take certain actions in connection with the operation of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC). If necessary, we will seek policyowner approval.

     Specifically, we reserve the right to:

     - substitute, add or remove any Investment Division or substitute shares of another Portfolio of the Funds or of another registered open-end management investment company (the new or substituted Investment Divisions may have different fees and expenses than the ones they replaced);

     - create new separate accounts;

     - combine the Separate Account with one or more other separate accounts;

     - operate the Separate Account as a management investment company or in any other form permitted by law;

     - deregister the Separate Account;

     - manage the Separate Account under the direction of a committee or discharge such committee at any time;

     - transfer the assets of the Separate Account to one or more other separate accounts; and

     - restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     As stated above, we may eliminate shares of any of the Portfolios and/or substitute shares of another Portfolio for the Funds, or of another registered open-end investment management company. We may do this if the shares of the Portfolios are no longer available for investment or if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by the law, substitutions of shares attributable to a policyowner's interest in an Investment Division will not be made until the policyowner has been notified of the change.

     THE FUNDS AND THE PORTFOLIOS

     The Separate Account currently invests in 46 Portfolios of 13 Funds for the policies. The Portfolios of each Fund, along with their investment objectives, are listed in the following table. The Funds' prospectuses contain more information about each Portfolio, including its portfolio manager.

     The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

                FUND                                PORTFOLIOS                        INVESTMENT OBJECTIVES
                ----                                ----------                        ---------------------
MainStay VP Series Fund, Inc.          MainStay VP Bond                       highest income over the long term
                                                                                consistent with preservation of
                                                                                principal
                                       MainStay VP Capital Appreciation       long-term growth of capital
                                       MainStay VP Cash Management            as high a level of current income as
                                                                                is considered consistent with the
                                                                                preservation of capital and
                                                                                liquidity
                                       MainStay VP Convertible                capital appreciation together with
                                                                                current income
                                       MainStay VP Government                 high level of current income,
                                                                                consistent with safety of principal
                                       MainStay VP Growth Equity              long-term growth of capital, with
                                                                                income as a secondary consideration
                                       MainStay VP High Yield Corporate Bond  maximum current income through investment in a diversified
                                                                                portfolio of high yield, high risk
                                                                                debt securities
                                       MainStay VP Indexed Equity             to provide investment results that
                                                                                correspond to the total return
                                                                                performance (and reflect
                                                                                reinvestment of dividends) of
                                                                                publicly traded common stocks
                                                                                represented by the S&P 500(R) Index

                FUND                                PORTFOLIOS                        INVESTMENT OBJECTIVES
                ----                                ----------                        ---------------------
MainStay VP Series Fund, Inc.          MainStay VP International Equity       long-term growth of capital by
  (Continued)                                                                   investing in a portfolio consisting
                                                                                primarily of non-U.S. equity
                                                                                securities and, as a secondary
                                                                                objective, current income
                                       MainStay VP Mid Cap Core               long-term growth of capital
                                       MainStay VP Mid Cap Growth             long-term growth of capital
                                       MainStay VP Small Cap Growth           long-term capital appreciation
                                       MainStay VP Total Return               current income consistent with
                                                                                reasonable opportunity for future
                                                                                growth of capital and income
                                       MainStay VP Value                      maximum long-term total return from a
                                                                                combination of capital growth and
                                                                                income
                                       MainStay VP American Century Income &  dividend growth, current income and
                                         Growth                                 capital appreciation
                                       MainStay VP Dreyfus Large Company      capital appreciation
                                         Value
                                       MainStay VP Eagle Asset Management     growth through long-term capital
                                         Growth Equity                          appreciation
                                       MainStay VP Lord Abbett Developing     long-term growth of capital through a
                                         Growth                                 diversified and actively-managed
                                                                                portfolio consisting of developing
                                                                                growth companies, many of which are
                                                                                traded over the counter
The Alger American Fund                Alger American Leveraged AllCap        long-term capital appreciation
                                       Alger American Small Capitalization    long-term capital appreciation
American Century(R) Variable           American Century VP International      capital growth by investing in
  Portfolios, Inc.                                                              foreign securities
                                       American Century VP Value              long-term capital growth, with income
                                                                                as a secondary consideration
Calvert Variable Series, Inc           Calvert Social Balanced                competitive total return
Dreyfus Investment Portfolios          Dreyfus IP Technology Growth           capital appreciation
Dreyfus Variable Investment Fund       Dreyfus VIF Small Cap                  maximize capital appreciation
Fidelity Variable Insurance Products   Fidelity VIP Contrafund(R)             long-term capital appreciation
  Fund
                                       Fidelity VIP Equity-Income             reasonable current income and
                                                                                long-term capital appreciation
                                       Fidelity VIP Growth                    capital appreciation
                                       Fidelity VIP Index 500                 investment results that correspond to
                                                                                the total return of common stocks
                                                                                as represented by the S&P 500 Index
                                       Fidelity VIP Investment Grade Bond     as high a level of current income as
                                                                                is consistent with the preservation
                                                                                of capital

                FUND                                PORTFOLIOS                        INVESTMENT OBJECTIVES
                ----                                ----------                        ---------------------
Fidelity Variable Insurance            Fidelity VIP Mid-Cap                   long-term growth of capital
  Products Fund (Continued)            Fidelity VIP Overseas                  long-term growth of capital
                                       Fidelity VIP Value Strategies*         capital appreciation
Janus Aspen Series                     Janus Aspen Series Aggressive Growth   long-term growth of capital
                                       Janus Aspen Series Balanced            long-term capital growth, consistent
                                                                                with preservation of capital and
                                                                                balanced by current income
                                       Janus Aspen Series Worldwide Growth    long-term growth of capital in a
                                                                                manner consistent with the
                                                                                preservation of capital
Lord Abbett Series Fund, Inc.          Lord Abbett Mid-Cap Value              capital appreciation
MFS(R) Variable Insurance Trust(SM)    MFS(R) Investors Trust Series          long-term growth of capital and
                                                                                reasonable current income
                                       MFS(R) Research Series                 long-term growth of capital and
                                                                                future income
                                       MFS(R) Utilities Series                capital growth and current income
                                                                                (income above that available from a
                                                                                portfolio invested entirely in
                                                                                equity securities)
                                       MFS(R) New Discovery Series            capital appreciation
The Universal Institutional Funds,     Morgan Stanley UIF Emerging Markets    high total return
  Inc.                                   Debt
                                       Morgan Stanley UIF Emerging Markets    long-term capital appreciation
                                         Equity
                                       Morgan Stanley UIF U.S. Real Estate    above average current income and
                                                                                long-term capital appreciation
T. Rowe Price Equity Series, Inc.      T. Rowe Price Equity Income            substantial dividend income and also
                                                                                long-term capital appreciation
T. Rowe Price Fixed Income Series,     T. Rowe Price Limited-Term Bond        high level of income consistent with
  Inc.                                                                          moderate fluctuations in principal
                                                                                value.

---------------
* The Fidelity VIP Value Strategies Portfolio will be available as an Investment Division on June 3, 2002.

     The S&P 500(R) is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio and the Fidelity VIP Index 500 Portfolio are neither sponsored by nor affiliated with the S&P 500(R). Standard & Poor's(R), S&P 500(R), "S&P(R)"; "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investment Management LLC and Fidelity Management and Research Company. S&P does not sponsor, endorse, sell or promote the MainStay VP Indexed Equity Portfolio or the Fidelity VIP Index 500 Portfolio or represent the advisability of investing in the Portfolios.
                            ------------------------

     Additional information concerning the Funds, investment objectives and policies of the Portfolios, the risks associated with such objectives and policies, investment advisory services and charges can be found in the current prospectuses for the Funds, each of which is attached to this prospectus. The prospectuses of the Funds should be read carefully before any decision is made concerning the allocation of premiums to an Investment Division.

     The Funds' shares may also be available to certain separate accounts funding variable annuity contracts offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may also be available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment adviser(s) and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to policyowners in connection with investment of premiums in the Investment Divisions, which, in turn, invest in the Portfolios. These services include, among others, providing information about the Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC) in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from .10% to .30% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions.

THE FIXED ACCOUNT

     We credit amounts in the Fixed Account with interest at fixed rates subject to a minimum guarantee. Funds in the Fixed Account are part of NYLIAC's general account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws as an investment company and interests in the Fixed Account are not registered under the federal securities laws. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions of these statutes. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

     INTEREST CREDITING

     Any amounts in the Fixed Account are credited with interest using a fixed interest rate, which we will declare periodically. This rate will never be less than 3% per year.

     Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the rate in effect at that time.

INVESTMENT RETURN

     The investment return of a Policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's mortality and expense risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

PERFORMANCE CALCULATIONS

     From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, and rider charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies:
A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

                                   SECTION V:

                        GENERAL PROVISIONS OF THE POLICY

     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the date the policy is approved by our underwriters or the date we receive the first premium payment. However, in no event will coverage begin prior to the Policy Date.

PREMIUMS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method we make available. Premiums must be sent to our Premium Remittance Center or to the address indicated for payment on the premium notice. The policyowner selects a premium schedule in the application and this amount, along with the amount of the first premium, is set forth on page two of the policy. The policyowner may elect not to make a planned premium payment at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

     There is no penalty if a planned premium is not paid, since premiums, other than the first premium, are not specifically required. Paying planned premiums, however, does not guarantee coverage for any period of time. Additional premiums may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy's Cash Surrender Value, less any Policy Debt.

     No premium, planned or unplanned, may be in an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the Internal Revenue Code.

TAX-FREE 'SECTION 1035' EXCHANGES

     You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest.

PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If payment by check is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it and we agree.

TERMINATION

     If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted for the next policy month, the policy will go into default status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If we do not receive a premium sufficient to take the policy out of default status before the end of the late period, the policy will lapse and terminate and there will be no Cash Value or death benefit.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

     A policyowner also can apply to reinstate the policy, under certain circumstances. See "Section VI: Additional Information--Reinstatement Option."

DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under "Section VI: Additional Information--Payment Options."

     The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. The policyowner may choose one of three Life Insurance Benefit Options:

     (1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     (2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     (3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in "Section VI: Additional Information--Payment Options." We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for cost of insurance. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 100. See "FEDERAL INCOME TAX CONSIDERATIONS--Status of Policy After Insured is Age 100" for more information.

     SELECTION OF LIFE INSURANCE BENEFIT TABLE

     Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy's Alternative Cash Surrender Value times a percentage determined from the appropriate Internal Revenue Code Section 7702 test. The policyowner may choose either the "Corridor" table or the "CVAT" table, before the policy is issued. The death benefit will vary depending on which table is selected. If the policyowner does not choose a table, the Corridor table will be used. Once the policy is issued, the policyowner may not change to a different table. You can find the table that contains the percentages in the Policy Data pages.

     Under Internal Revenue Code Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a "guideline premium" test and a "cash value corridor" test or (2) a "cash value accumulation" test. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the cash value accumulation test. A policy using the Corridor table must also satisfy the "guideline premium" test of Code Section 7702, which test limits the amount of premiums that may be paid into the policy.

     Also, because the percentages used for a corridor test under the guideline premium test are lower than under the cash value accumulation test, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant Internal Revenue Code table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a cash value accumulation test policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

     THE EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected, and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                              POLICY A   POLICY B
                                                              --------   --------
(1) Face Amount.............................................  $100,000   $100,000
(2) Alternative Cash Surrender Value on Date of Death.......  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor Table.........      215%       215%
(4) Alternative Cash Surrender Value multiplied by
      Percentage from Corridor Table........................  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)..................  $107,500   $100,000

     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                              POLICY A   POLICY B
                                                              --------   --------
(1) Face Amount.............................................  $100,000   $100,000
(2) Alternative Cash Surrender Value on Date of Death.......  $ 50,000   $ 30,000
(3) Percentage on Date of Death from CVAT Table.............      288%       288%
(4) Alternative Cash Surrender Value multiplied by
      Percentage from CVAT Table............................  $144,000   $ 86,400
(5) Death Benefit = Greater of (1) and (4)..................  $144,000   $100,000

     FACE AMOUNT CHANGES

     The policyowner can apply in writing to increase the Face Amount of the policy. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under Internal Revenue Code Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.

     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000.

     The policyowner may also request decreases in coverage. A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner's signed request for the decrease in a form acceptable to us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000.

     LIFE INSURANCE BENEFIT OPTION CHANGES

     On or after the first Policy Anniversary, the policyowner can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date we approve the policyowner's signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if the policyowner changes from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If the policyowner changes from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

CASH VALUE, CASH SURRENDER VALUE AND ALTERNATIVE CASH SURRENDER VALUE

     CASH VALUE

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

     CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value.

     ALTERNATIVE CASH SURRENDER VALUE

     The Alternative Cash Surrender Value is equal to the Cash Value of the policy plus the Deferred Premium Load Account. The Alternative Cash Surrender Value is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     You can apply to receive the Alternative Cash Surrender Value (ACSV) if every policy owned by you and which is a part of this policy series is surrendered at the same time, and no partial withdrawal or loan has been taken from this policy. If these conditions are met, you will receive the ACSV provided the policy has not been assigned and the Owner has not changed, unless that change was (1) the result of a merger or acquisition and the Successor Owner was your wholly owned subsidiary on the date ownership changed, or (2) to a Trust established by the Owner for the purposes of providing employee benefits. The reference to "policy series" means all policies you own to which this prospectus is applicable. If the policyowner surrenders any one or more of the policies in the policy series for any reason, the policyowner will receive the Cash Surrender Value of those policies. The remaining policies will be considered to be the new policy series.

     After the 7th policy anniversary, the value of the Deferred Premium Loan Account is zero. Taking a loan or partial withdrawal will reduce the Deferred Premium Loan Account to zero, and thereby reduce the ACSV to the Cash Value.

     You can apply to receive the full Cash Surrender Value less any policy debt, or, if applicable, the ACSV, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which we receive your signed request in a form acceptable to us at our Service Office, unless a later effective date is selected. All insurance will end on the date we receive your request for a full cash surrender at our Service Office.

TRANSFERS

     You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount as part of the transfer.

     The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless we agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

          1. Maximum Transfer. An amount not greater than 10% (or such percentage as may be required by state law) of the value in the Fixed Account at the beginning of the Policy Year may be transferred during that Policy Year. During the retirement year ((i) the Policy Year following the Insured's 65th birthday; (ii) the date you indicate in the application; or
     (iii) another date if we approve) only, the 10% maximum transfer limitation does not apply.

          2. Minimum Transfer. The minimum amount that may be transferred is $500, unless we agree otherwise.

          3. Minimum Remaining Value. The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer.

     Transfer requests must be made in writing on a form we have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

LIMITS ON TRANSFERS

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from any person, asset allocation and/or market timing services made on behalf of policyowners and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policyowners.

     Currently, we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $5 million of the corresponding portfolio's total assets.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted for any reason.

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     - the dollar amount you want to have transferred (minimum transfer $100);

     - the Investment Division you want to transfer money from;

     - the Investment Division(s) and/or Fixed Account you want to transfer money to;

     - the date on which you want the transfers to be made, within limits; and

     - how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations we may impose on the number of free transfers.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next business day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Service Office at the address listed on the cover page of this prospectus (or any other address we indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     You may cancel the Dollar Cost Averaging option at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     This option is available to you at no additional cost.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count Automatic Asset Reallocation transfers against any limitations we may impose on the number of free transfers.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     This option is available to you at no additional cost.

PARTIAL WITHDRAWALS

     The policyowner can make a partial withdrawal of the policy's Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. There may be a maximum processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value and the Cumulative Premium Amount will be reduced by the surrender proceeds, and the Deferred Premium Load Account will be reduced to zero. To withdraw funds from the policy, we must receive the policyowner's signed request in a form acceptable to us at our Service Office.

     We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

     For policies where Life Insurance Benefit Option 1 is in effect, a partial withdrawal may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

          (a) is zero, and

          (b) is the partial withdrawal less the greater of

             (i) zero, or

             (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the Internal Revenue Code, for the Insured's age at time of withdrawal.

     For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

     For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

          (a) is zero, and

          (b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of

             (i) zero, or

             (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the Internal Revenue Code, for the Insured's age at time of withdrawal.

     Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date we receive the policyowner's signed request in a form acceptable to us at our Service Office.

LOANS

     Using the policy as sole security, the policyowner may make a request to borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less (ii) any Policy Debt. Taking a loan will reduce the value of the Deferred Premium Load Account to zero, and thereby reduce the Alternative Cash Surrender Value to the Cash Value.

     LOAN ACCOUNT

     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest, to the next policy anniversary, on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. The effective date of the loan is the Business Day we make payment.

     The value in the Loan Account will never be less than (a+b) - c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each Policy Anniversary, if the outstanding loan plus interest to the next Policy Anniversary exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells us otherwise.

     INTEREST ON VALUE IN LOAN ACCOUNT

     The amount held in the Loan Account earns interest at a rate we determine. Such rate will never be lower than 2% less than the effective annual loan interest rate and in no event will it be less than 3%. Interest accrues daily and is credited on each Monthly Deduction Day. Currently, the amount in the Loan Account is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years, and we currently expect to credit 0.5% less than the effective annual loan interest rate in Policy Years 11 through 15, and 0.25% less than the effective annual loan interest rate in subsequent Policy Years. These rates are not guaranteed and we can change them at any time, subject to the above mentioned minimums.

     LOAN INTEREST

     Unless we set a lower rate for any period, the effective annual loan interest rate we charge is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If we have set a rate lower than 6% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.

     If a loan is outstanding when the death benefit or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if the Policy Debt exceeds the Cash Surrender Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the Policy Debt over the Cash Surrender Value is not paid within that 31 days. See, however, "Section VI: Additional Information--Reinstatement Option."

FREE LOOK PROVISION

     The policy contains a provision that permits cancellation by returning it to our Service Office, or to the registered representative through whom it was purchased, at any time during the free look period. The free look period begins on the date the policy is delivered to the policyowner and the policyowner signs for it and ends 20 days later. Unless otherwise required by state law, the policyowner will then receive from us the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and withdrawals.

EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, the policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and cash values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.

                                  SECTION VI:

                             ADDITIONAL INFORMATION

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*

DIRECTORS:                POSITIONS DURING LAST FIVE YEARS:

Gary G. Benanav.............
                          Vice Chairman of New York Life from November 1999 to date, Executive Vice President from 1997 to November 1999. Chairman and Chief Executive Officer of New York Life International from December 1997 to date. Executive Vice President and Chairman of Taiwan Branch of NYLIAC from May 1998 to date. President of Aeris Ventures LLC from January to

                          December, 1997. Prior thereto, Executive Vice President of Aetna Life and Casualty Company.

Frank M. Boccio.............
                          Senior Vice President and Chief Administrative Officer, Life and Annuity Business Units, of New York Life from January 2002 to date, Senior Vice President in charge of Individual Policy Services Department from July 1995 to January 2002. Senior Vice President of NYLIAC from August 2001 to date.

Michael G. Gallo............
                          Senior Vice President in charge of the Individual Life Department of New York Life from July 1995 to date. Senior Vice President of NYLIAC from August 1995 to date.

Solomon Goldfinger..........
                          Senior Vice President, Chief Financial Officer and Chief of Staff-Life and Annuity in charge of the Financial Management Department of New York Life from July 1995 to date. Chief Financial Officer of NYLIAC from September 2001 to date, Senior Vice President since April 1992.

Phillip J. Hildebrand.......
                          Executive Vice President of New York Life from March 1999 to date, Chief Distribution Officer from August 2001 to date. Senior Vice President in charge of the Agency Department from 1996 to March 1999. Executive Vice President of NYLIAC from June 1999 to date; prior thereto, Senior Vice President from January 1997.

Theodore A. Mathas..........
                          Senior Vice President and Chief Operating Officer for Life & Annuity of New York Life from March 2001 to date; Senior Vice President and Chief Operating Officer of the Agency Department from August 1999 to March 2001; Senior Vice President since September 1998; prior thereto, President of NYLIFE Securities Inc. from August 1997 to August 1999 (director from June 1998 to date) and President and CEO of Eagle Strategies Corp. from September 1996 to August 1999 (Director from August 1997 to date). Director of NYLIAC since August 2001.

Anne F. Pollack.............
                          Director and Chief Investment Officer of New York Life from January 2002 to date, Senior Vice President from August 1997 to date, Deputy Chief Investment Officer from May 2001 to December 2001. Director of NYLIAC from December 2001 to date, Chief Investment Officer from January 2002 to date; Senior Vice President from August 1997 to date; Deputy Chief Investment Officer from August 1997 to December 2001.

Robert D. Rock..............
                          Senior Vice President in charge of the Individual Annuity Department of New York Life from February 1991 to date. Senior Vice President of NYLIAC from 1992 to date.

Frederick J. Sievert........
                          Vice Chairman of New York Life from January 1997 to date, Executive Vice President from February 1995 to January 1997. President of NYLIAC from May 1997 to date, Executive Vice President from November 1995 to May 1997.

Seymour Sternberg...........
                          Chairman of the Board, Chief Executive Officer and President of New York Life from April 1997 to date, President and Chief Operating Officer from October 1995 to April 1997. President of NYLIAC from November 1995 to May 1997.

George J. Trapp.............
                          Executive Vice President of New York Life from June 1995 to date, Corporate Secretary from November 1995 to date. Member of the Executive Management Committee of New York Life from 1994 to date.

OFFICERS:

Jay S. Calhoun, III.........
                          Senior Vice President and Treasurer of New York Life from March 1997 to date; Vice President and Treasurer from November 1992 to March 1997. Senior Vice President and Treasurer of NYLIAC from May 1997 to date, Vice President and Treasurer from January 1993 to May 1997.

John A. Cullen..............
                          Vice President and Deputy Controller of New York Life from December 1999 to date; Vice President prior thereto. Vice President and Controller of NYLIAC from December 1999 to date; Vice President and Assistant Controller prior thereto.

Frank J. Ollari.............
                          Senior Vice President in charge of the Real Estate Department of New York Life from October 1989 to date. Senior Vice President in charge of Real Estate of NYLIAC from April 1992 to date.

Richard C. Schwartz.........
                          Senior Vice President of New York Life from March 1998 to date; prior thereto, Vice President from 1993. Senior Vice President of NYLIAC from March 2000 to date.

Joel M. Steinberg...........
                          Senior Vice President and Chief Actuary of New York Life from September 2001 to date, Vice President and Actuary from March 1998 to September 2001; Corporate Vice President and Actuary from March 1996 to March 1998; Actuary prior thereto. Senior Vice President and Chief Actuary of NYLIAC from December 2001 to date; Vice President and Actuary from May 1998 to December 2001.

Stephen N. Steinig..........
                          Senior Vice President and Actuary of New York Life from September 2001 to date, Senior Vice President and Chief Actuary from February 1994 to September 2001; Chief Actuary and Controller prior thereto. Senior Vice President and Chief Actuary of NYLIAC from October 1989 to date.

Gary E. Wendlandt...........
                          Executive Vice President in charge of Asset Management business of New York Life from May 1999 to date. Chief Executive Officer of New York Life Investment Management from December 1999 to date, Chairman from March 2000 to date. Executive Vice President of NYLIAC from March 2000 to date. Executive Vice President and Chief Investment Officer of MassMutual Life Insurance Company from June 1992 to April 1999.
* Principal business address is 51 Madison Avenue, New York, New York 10010.

FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature. It is not an exhaustive discussion of all tax questions that might arise under the policies and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and treasury regulations or of current interpretations of the Internal Revenue Service. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of treasury regulations or revenue rulings.

     While we reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any policy. For complete information on the tax treatment of the policies, the tax treatment under the laws of your state, or the impact of proposed or future changes in tax legislation, regulations or interpretations, the policyowner should consult with a tax advisor.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to the policyowner or Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon the tax status of the individual concerned.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and its operations are taken into account by NYLIAC in determining its income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

                               CHARGES FOR TAXES

     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate NYLIAC for the federal income tax liability it incurs under Internal Revenue Code Section 848 by reason of its receipt of premiums under the policy. We may increase the federal tax charge if the federal government increases this tax liability. NYLIAC believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of
Section 848. No other charge is currently made to the Separate Account for federal income taxes of NYLIAC that may be attributable to the Separate Account. Periodically, NYLIAC reviews the appropriateness of charges to the Separate Account for NYLIAC's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by NYLIAC that are attributable to the Separate Account. In addition, depending on the method of calculating interest on policy values allocated to the Fixed Account (see preceding section), a charge may also be imposed for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

                  DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. To assure that each policy continues to qualify as life insurance for federal income tax purposes, the Funds are responsible for ensuring compliance with
Section 817(h) and its regulations for each Portfolio. To satisfy these diversification standards, the regulations generally require that on the last day of each quarter of a calendar year: no more than 55% of the value of a Separate Account's assets can be represented by any one investment; no more than 70% can be represented by any two investments; no more than 80% can be represented by any three investments; and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. In addition a "look-through" rule applies to treat a pro-rata portion of each asset of each Portfolio as an asset of the Separate Account.

     The general diversification requirements of Section 817(h) are modified with regard to assets of the Separate Account that are direct obligations of the United States Treasury. Even if a separate account invests only in United States Treasury securities it will be treated as adequately diversified under Section 817(h). In addition, for purposes of determining whether its holdings of assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of a separate account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, however, the investments of the Portfolios will be structured to comply with the general diversification standards because they serve as investment vehicles for certain variable annuity contracts that must comply with the general standards.

     In connection with its issuance of temporary regulations under Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed, and it is not clear, at this time, whether such regulations will ever be issued or what such regulations might provide. If such regulations were to be issued in the future, it is possible that the policy might need to be modified to comply with such regulations. For these reasons, NYLIAC reserves the right to modify the policy, as necessary, to prevent the policyowner from being considered the owner of the assets of the Separate Account.

                        LIFE INSURANCE STATUS OF POLICY

     NYLIAC believes that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that the policyowner and Beneficiary of any policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Internal Revenue Code Section 101(a)(1). (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

                       MODIFIED ENDOWMENT CONTRACT STATUS

     A policy will be a modified endowment contract if it satisfies the definition of life insurance contained in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Internal Revenue Code
Section 7702A or was received in exchange for a modified endowment contract. A policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     While the 7-pay test is generally applied as of the time the policy is issued, certain changes in the contractual terms of a policy will require a policy to be re-tested to determine whether the change has caused the policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the policy to be re-tested as if it had originally been issued with the reduced death benefit.

     In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be re-tested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in death benefits, but does not include an increase in death benefits attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, we have procedures to monitor whether, under our current interpretations of the law, increases in the death benefit or additional premiums either cause the start of a new seven-year test period or cause the policy to be a modified endowment contract. All additional premiums will be considered in these determinations.

     If the policyowner pays a premium that exceeds the 7-pay limit, we will notify and give the policyowner the opportunity to prevent the policy from becoming a modified endowment contract by requesting that the excess premium be returned to him or her. If the policy becomes a modified endowment contract, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

                   STATUS OF POLICY AFTER INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. The Internal Revenue Service has not issued any guidance on the status of a life insurance policy after the Insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted before the policyowner chooses to continue the policy after the Insured becomes age 100.

                       SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a surrender of a policy for its Cash Surrender Value, less any Policy Debt, the policyowner will recognize ordinary income for federal tax purposes to the extent that the Cash Surrender Value exceeds the investment in the contract (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from a policy will depend upon whether the partial withdrawal results in a reduction of future benefits under the policy and whether the policy is a modified endowment contract.

     If the policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, Internal Revenue Code Section 7702(f)(7) overrides the general rule and prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, the rule of Internal Revenue Code
Section 7702(f)(7) no longer applies so that cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. We suggest that a policyowner consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums.

     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. This penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

                         LOANS AND INTEREST DEDUCTIONS

     We also believe that under current law any loan received under the policy will be treated as Policy Debt and that, unless the policy is a modified endowment contract, no part of any loan under a policy will constitute income to the policyowner. If the policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     Present law provides that interest on policy loans or other indebtedness that can be traced to life insurance policies generally is not deductible unless the policy insures the life of one of a limited number of key persons of a business. A key person includes an officer or 20% owner. In addition, the interest deductions for most companies for interest on other indebtedness are reduced under a proration rule if the business is a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts. The proration rule does not apply if the contract covers an employee, director, officer or 20% owner.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

                       CORPORATE ALTERNATIVE MINIMUM TAX

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's
basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

                      EXCHANGES OR ASSIGNMENTS OF POLICIES

     A change of the policyowner or the Insured or an exchange or assignment of a policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a policy may result in taxable income to the transferring policyowner. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the death benefit that is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a policyowner should consult with a qualified tax advisor.

                                OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or Beneficiary.

                                  WITHHOLDING

     Under Internal Revenue Code Section 3405, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A policyholder can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to NYLIAC or the Internal Revenue Service has notified us that the tax identification number furnished by the policyowner is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

REINSTATEMENT OPTION

     A policyowner can apply to reinstate the policy (and any other benefits provided by riders) within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

     The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date we approve the signed request for reinstatement on a form acceptable to us at our Service Office.

ADDITIONAL BENEFITS AVAILABLE BY RIDER

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional "Term Insurance Benefit" is provided by a rider and is subject to the terms of both the policy and the rider. The policyowner may select either rider, but not both riders. If desired, the riders must be elected at policy application. Unlike the STR (which adjusts to maintain a targeted death benefit in combination with the base policy) the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

     SUPPLEMENTARY TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data page of the policy. The initial Term Insurance Benefit when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data page.

     As described under the SELECTION OF LIFE INSURANCE BENEFIT TABLE, the Life Insurance Benefit amount could automatically increase or decrease. In such a case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

          Option 1: The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

          Option 2: The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the death benefit amount.

          Option 3: The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy's Life Insurance Benefit subsequently decreases as described in Section
1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

     Within certain limits, the policyowner may:

     - Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

     - Convert this rider to increase the Face Amount of the policyowner's base policy. The Target Face Amount of the policyowner's policy after this conversion will be the same as the Target Face Amount of your policy before the conversion.

     The policyowner may request changes to the policy under this rider if:

          (a) the Target Face Amount is not decreased to an amount below $150,000, unless the decrease is due to a partial withdrawal under the policy.

          (b) the Term Insurance Benefit does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

     Coverage under this rider ends on the earliest of:

          (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

          (b) the policy anniversary on which the Insured is or would have been 100,

          (c) the date the rider is fully converted, or

          (d) the date the policy ends or is surrendered.

     LEVEL TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Face Amount of this rider is the amount specified in the application and is shown on the Policy Data page of the policy.

     Within certain limits, the policyowner may:

     - Increase or decrease the Face Amount of the rider; and/or

     - Convert this rider to increase the Face Amount of the Policyowner's base policy.

     If this rider is in effect, the policyowner may request changes to the policy if:

          (a) The total of the Face Amount of this rider and the Face Amount of the Policy is not decreased to an amount below $150,000, unless the decrease is due to a partial withdrawal under the policy.

          (b) The Face Amount of the rider does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Face Amount of the rider or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

     Coverage under this rider ends on the earliest of:

          (a) the Monthly Deduction Day on or next following our receipt of your signed request to cancel the rider,

          (b) the policy anniversary on which the insured is or would have been 100,

          (c) the date the rider is fully converted, or

          (d) the date the policy ends or is surrendered.

     TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in combination with the STR or LTR. There can be some important cost differences.

     Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See "Section III: DEDUCTIONS FROM PREMIUMS -- Current Sales Expense Charge" for a discussion of how sales expense charges are calculated.

     Generally, if lowering up front sales expense costs is important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

     Cost of Insurance Charges: The current cost of insurance rates are different under base policy coverage than under the term rider. These rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six policy years. Beginning in year seven, the cost of insurance rates under the term rider are higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium you fund the policy with and also on the policy's actual investment performance.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with the term rider will not perform as well as a policy with base coverage only.

     You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the length of time you plan to hold the policy. Please ask your agent to review your various options.

PAYMENT OPTIONS

     We will pay death benefits in one sum or, if elected, we will apply all or part of the death benefit under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits, less Policy Debt, paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, the policyowner can elect or change a payment option. The policyowner can also elect or change one or more beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can instead elect a payment option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in our general account.

     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree to some other payee. We may require proof of the age or the survival of a payee. It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B)

     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2)

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity contract that is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the Option 2 Table, which appears in Section 10 of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     Upon request, we will state in writing what the minimum amount of each monthly payment would be under this option. It is based on the sex and adjusted age of the payee or payees. To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

                                                2036 AND
2000-2005   2006-2015   2016-2025   2026-2035    LATER
---------   ---------   ---------   ---------   --------
+1 YEAR         0        -1 YEAR    -2 YEARS    -3 YEARS

     We make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if that payee dies sooner.

BENEFICIARY

     A Beneficiary is any person or entity the policyowner names to receive the death benefit after the Insured dies. The policyowner names the Beneficiary when he or she applies for the policy. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     The Beneficiary may be changed during the Insured's lifetime by writing to our Service Office or such other location that we indicate to you providing us with the information we need to record the name and class of the new Beneficiary you have named. Generally, the change will take effect as of the date the request is signed subject to any payments we made or action we took before recording these changes. If no Beneficiary is living when the Insured dies, unless provided otherwise, the death benefit is paid to the policyowner or, if deceased, the policyowner's estate.

CHANGE OF OWNERSHIP

     A successor policyowner can be named in the application, or in a signed notice that gives us the facts we need. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.

     The policyowner can also change the policyowner in a signed notice that gives us the facts we need. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

ASSIGNMENT

     While the Insured is living, the policyowner can assign the policy, or any interest in it. For an assignment to be binding on us, we must receive a signed copy of it at our Service Office or such other location that we indicate to the policyowner in writing. We are not responsible for the validity of any assignment.

LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

     If the policyowner increased the Face or Term Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Face or Term Amount, the only amount payable with respect to that increase will be the total Cost of Insurance we deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

WHEN WE PAY PROCEEDS

     If the policy has not terminated, payment of the Cash Surrender Value less any Policy Debt, partial withdrawal, loan proceeds or the death benefit are made within 7 days after we receive all requirements at our Service Office or such other location that we indicate to the policyowner in writing. However, we can defer payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) the SEC restricts trading or has determined that an emergency exists; or (3) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     Amounts payable from the Fixed Account may be deferred for up to 6 months from the date the request is received at our Service Office.

     We can also delay payment of any amounts attributable to a check the policyowner has given us for a reasonable time (but not more than 2 weeks) to allow the check to clear.

     We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the 2-year limit on our right to challenge the policy. Upon receiving the information from a completed investigation, we generally make a determination within 5 days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option. See "Section VI:
Additional Information--Payment Options."

     Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or 'freeze' a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc., ("NYLIFE Distributors"), a member of the National Association of Securities Dealers, is the principal underwriter and the distributor of the policies. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. NYLIFE Distributors is engaged in the business of underwriting and distributing units of the Separate Account and shares of open-end investment companies, including The MainStay Funds and Eclipse Funds Inc.

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during the policy's first year will not exceed 23% of the premiums paid up to a policy's target premium plus 4% of premiums paid in excess of such amount. Commissions paid during Policy Years two through four will not exceed 12.5% of the policy's target premium plus 4% of premiums paid in excess of such amount. Commissions paid during Policy Years five through seven will not exceed 5% of the policy's target premium plus 1.5% of premiums paid in excess of such amount. Commissions paid during Policy Years eight through ten will not exceed 1.5% of the policy's target premium plus 1.5% of premiums paid in excess of such amount. There are no commissions paid in Policy Years eleven and beyond. Apart from commissions, registered representatives may receive compensation for policy administration services which they provide pursuant to the terms of a service agreement.

LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

EXPERTS

     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and the statements of income, of stockholder's equity and of cash flows for the three years in the period ended December 31, 2001 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     Actuarial matters in this prospectus have been examined by Alan Igielski, FSA, MAAA, Actuary. An opinion on actuarial matters is filed with the SEC as an exhibit to the registration statement.

FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and the statements of income, of stockholder's equity and of cash flows for the three years in the period ended December 31, 2001 (including the report of independent accountants) are included in the prospectus. As of December 31, 2001 there were no sales of the policies. Therefore no financial statements for the Separate Account are presented.

                              FINANCIAL STATEMENTS

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2001       2000
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $19,657    $14,993
  Held to maturity, at amortized cost                              --        627
Equity securities                                                  95        126
Mortgage loans                                                  2,138      1,993
Policy loans                                                      575        544
Other investments                                                 917        260
                                                              -------    -------
     Total investments                                         23,382     18,543

Cash and cash equivalents                                         790        767
Deferred policy acquisition costs                               1,887      1,660
Other assets                                                      518        439
Separate account assets                                        10,418     10,981
                                                              -------    -------
     Total assets                                             $36,995    $32,390
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $20,949    $17,450
Future policy benefits                                            678        492
Policy claims                                                     107         73
Deferred taxes                                                    187         87
Other liabilities                                               1,990      1,151
Separate account liabilities                                   10,339     10,942
                                                              -------    -------
     Total liabilities                                         34,250     30,195
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        780        480
Accumulated other comprehensive income (loss)                     104        (31)
Retained earnings                                               1,836      1,721
                                                              -------    -------
     Total stockholder's equity                                 2,745      2,195
                                                              -------    -------
     Total liabilities and stockholder's equity               $36,995    $32,390
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  235    $  144    $   79
  Annuity and universal life fees                                509       530       442
  Net investment income                                        1,452     1,315     1,180
  Net investment gains (losses)                                  (50)      (39)       12
  Other income                                                     9        10        18
                                                              ------    ------    ------
     Total revenues                                            2,155     1,960     1,731
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,133       971       858
  Policyholder benefits                                          354       330       182
  Operating expenses                                             536       503       402
                                                              ------    ------    ------
     Total expenses                                            2,023     1,804     1,442
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        132       156       289
Income tax expense                                                31        53       113
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      101       103       176
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            14
                                                              ------    ------    ------
NET INCOME                                                    $  115    $  103    $  176
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 1999                      $25         $480        $1,442         $ 201           $2,148
Comprehensive loss:
  Net Income                                                               176                            176
     Other comprehensive loss, net of tax:
       Unrealized investment losses, net of
          related offsets, reclassification
          adjustments and income taxes                                                  (392)            (392)
                                                                                                       ------
Total comprehensive loss                                                                                 (216)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 1999                     25          480         1,618          (191)           1,932
Comprehensive income:
  Net income                                                               103                            103
  Other comprehensive income, net of tax:
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                    $25         $780        $1,836         $ 104           $2,745
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2001        2000       1999
                                                              --------    --------    -------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    115    $    103    $   176
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (36)        (21)        (3)
     Net capitalization of deferred policy acquisition costs      (380)       (304)      (298)
     Annuity and universal life fees                              (227)       (233)      (215)
     Interest credited to policyholders' account balances        1,133         971        858
     Net realized investment losses (gains)                         50          39        (13)
     Deferred income taxes                                          21          54         57
     Cumulative effect of a change in accounting principle         (14)         --         --
     (Increase) decrease in:
       Net separate accounts (assets) liabilities                  (35)         22          1
       Other assets and other liabilities                           98         (64)       (92)
     Increase in:
       Policy claims                                                34           4          9
       Future policy benefits                                      186         147         41
                                                              --------    --------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                945         718        521
                                                              --------    --------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                28,757       8,161      3,981
     Maturity of available for sale fixed maturities             1,902       1,497      1,505
     Maturity of held to maturity fixed maturities                  --          73        121
     Sale of equity securities                                     109          74        170
     Repayment of mortgage loans                                   322         354        227
     Sale of other investments                                      58          65         62
  Cost of:
     Available for sale fixed maturities acquired              (33,811)    (11,031)    (6,679)
     Held to maturity fixed maturities acquired                     --         (17)       (75)
     Equity securities acquired                                   (112)       (113)      (152)
     Mortgage loans acquired                                      (469)       (439)      (451)
     Other investments acquired                                   (715)       (216)       (13)
  Policy loans (net)                                               (32)        (33)       (21)
  Increase (decrease) in loaned securities                          23         422       (222)
  Securities sold under agreements to repurchase (net)             153        (488)       480
                                                              --------    --------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,815)     (1,691)    (1,067)
                                                              --------    --------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    4,525       2,000      2,016
     Withdrawals                                                (1,396)     (1,026)    (1,154)
     Net transfers from (to) the separate accounts                (536)       (318)      (181)
  Capital contribution received from parent                        300          --         --
                                                              --------    --------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              2,893         656        681
                                                              --------    --------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (3)         4
                                                              --------    --------    -------
Net increase (decrease) in cash and cash equivalents                23        (320)       139
                                                              --------    --------    -------
Cash and cash equivalents, beginning of year                       767       1,087        948
                                                              --------    --------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    790    $    767    $ 1,087
                                                              ========    ========    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2001, 2000 AND 1999

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force and the agency force of Taiwan. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income.

     Equity securities are carried at fair value with related unrealized gains and losses reflected in other comprehensive income, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets.

     Mortgage loans on real estate are carried at unpaid principal balances, net of valuation allowances, and are secured. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral.

     Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, which are carried on the equity method of accounting.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments are accounted for at fair market value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax for current and prior years.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2001 and 2000, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2001                       2000
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   628      $   639       $   712      $   710
Due after one year through five years                   3,736        3,838         2,915        2,906
Due after five years through ten years                  5,060        5,088         2,464        2,408
Due after ten years                                     3,267        3,277         2,841        2,707
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,047        1,085           956          990
  Other mortgage-backed securities                      4,337        4,415         4,153        4,225
  Other asset-backed securities                         1,307        1,315         1,033        1,047
                                                      -------      -------       -------      -------
     Total Available for Sale                         $19,382      $19,657       $15,074      $14,993
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)


                                                                                         2000
                                                                                -----------------------
                                                                                AMORTIZED    ESTIMATED
HELD TO MATURITY                                                                  COST       FAIR VALUE
----------------                                                                ---------    ----------
Due in one year or less                                                           $ 49          $ 49
Due after one year through five years                                              213           298
Due after five years through ten years                                             171           170
Due after ten years                                                                179           179
Asset-backed securities                                                             15            15
                                                                                  ----          ----
     Total Held to Maturity                                                       $627          $711
                                                                                  ====          ====

     At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                            2001
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                        274          20            --            294
Foreign Governments                                       110           3             1            112
Corporate                                              12,581         380           231         12,730
Other mortgage-backed securities                        4,337         100            22          4,415
Other asset-backed securities                           1,307          30            22          1,315
                                                      -------        ----          ----        -------
     Total Available for Sale                         $19,382        $555          $280        $19,657
                                                      =======        ====          ====        =======

                                                                            2000
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                        221          12             1            232
Foreign Governments                                        51           1            --             52
Corporate                                               8,881         146           348          8,679
Other mortgage-backed securities                        4,153          88            16          4,225
Other asset-backed securities                           1,033          24            10          1,047
                                                      -------        ----          ----        -------
     Total Available for Sale                         $15,074        $295          $376        $14,993
                                                      =======        ====          ====        =======
HELD TO MATURITY
Corporate                                             $   612        $ 92          $  8        $   696
Other                                                      15          --            --             15
                                                      -------        ----          ----        -------
     Total Held to Maturity                           $   627        $ 92          $  8        $   711
                                                      =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2001    $103       $ 6           $14           $ 95
  2000    $124       $14           $12           $126

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2001 and 2000 is estimated to be $2,227 million and $2,046 million, respectively. Fair market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2001 and 2000, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $27 million and $54 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at both December 31, 2001 and 2000. There were no specific provisions for losses as of December 31, 2001 and 2000.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2001 and 2000, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2001        2000
                                                 --------    --------
Property Type:
  Office buildings                                $  776      $  809
  Retail                                             394         396
  Apartments                                         194         167
  Residential                                        494         369
  Other                                              280         252
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======
Geographic Region:
  Central                                         $  573      $  565
  Pacific                                            329         268
  Middle Atlantic                                    469         469
  South Atlantic                                     528         512
  New England                                        170         145
  Other                                               69          34
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======

OTHER INVESTMENTS

     Other investments consist primarily of an investment in a limited liability company, limited partnership interests in real estate, as well as directly owned investments in real estate. The components of other investments as of December 31, 2001 and 2000 were as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Limited liability company                                     $873    $185
Limited partnerships                                            22      38
Real estate                                                     18      34
Other                                                            4       3
                                                              ----    ----
     Total other investments                                  $917    $260
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS -- (CONTINUED)

     Accumulated depreciation on real estate at December 31, 2001 and 2000, was $5 million and $8 million, respectively. Depreciation expense totaled $1 million in 2001, $1 million in 2000 and $3 million in 1999.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $14 million and $13 million at December 31, 2001 and 2000, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2001, 2000 and 1999, are as follows (in millions):

                                                 2001      2000      1999
                                                ------    ------    ------
Fixed maturities                                $1,238    $1,121    $1,013
Equity securities                                    6         7        10
Mortgage loans                                     155       147       134
Policy loans                                        47        46        41
Other investments                                   45        26        33
                                                ------    ------    ------
  Gross investment income                        1,491     1,347     1,231
Investment expenses                                (39)      (32)      (51)
                                                ------    ------    ------
     Net investment income                      $1,452    $1,315    $1,180
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2001, 2000 and 1999, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                2001                           2000                           1999
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                      $163               $(217)      $ 80               $(157)      $ 64                $(87)
Equity securities                       11                  (9)        17                  (7)        34                  (8)
Mortgage loans                          --                  (1)         8                  (1)         4                  --
Derivative instruments                   1                  (7)        --                  --         --                  --
Other investments                       10                  (1)        25                  (4)         7                  (2)
                                      ----               -----       ----               -----       ----                ----
     Subtotal                         $185               $(235)      $130               $(169)      $109                $(97)
                                      ====               =====       ====               =====       ====                ====
Total net investment gains (losses)             $(50)                          $(39)                          $12
                                                ====                           ====                           ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, 2001, 2000 and 1999 are as follows (in millions):

                                                             2001    2000     1999
                                                             ----    -----    -----
Net unrealized investments gains (losses), beginning of the
  year                                                       $(31)   $(191)   $ 201
                                                             ----    -----    -----
Cumulative effect of a change in accounting principle          (2)      --       --
                                                             ----    -----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                      172      220     (612)
     Less: Reclassification adjustments for gains (losses)
       included in net income                                 (64)     (41)       1
                                                             ----    -----    -----
     Change in net unrealized investment gains (losses),
       net of adjustments                                     236      261     (613)
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                            --       (3)      (7)
     Deferred policy acquisition costs                        (99)     (98)     228
                                                             ----    -----    -----
Change in net unrealized investment gains (losses)            137      160     (392)
                                                             ----    -----    -----
Net unrealized investment gains (losses), end of year        $104    $ (31)   $(191)
                                                             ====    =====    =====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $93 million, $118 million and $(330) million for the years ended December 31, 2001, 2000 and 1999, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax benefit of $34 million, $22 million and $0 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax benefit of $2 million and $3 million for the years ended December 31, 2000 and 1999, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense (benefit) of $(53) million, $(53) million and $122 million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2001 and 2000, was $10,247 million and $7,944 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $67 million and $40 million at December 31, 2001 and 2000, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2001, 2000 and 1999 is as follows (in millions):

                                                              2001      2000      1999
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,630    $1,326    $1,028
Current year additions                                          558       444       372
Amortized during year                                          (179)     (140)      (74)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               2,009     1,630     1,326
Adjustment for unrealized gains (losses) on investments        (122)       30       181
                                                             ------    ------    ------
Balance at end of year                                       $1,887    $1,660    $1,507
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                          2001    2000    1999
                                                          ----    ----    ----
Current:
  Federal before prior years adjustment                   $ 32    $ 15    $ 56
  Prior years adjustment                                   (24)    (18)     (4)
  State and local                                            2       2       4
                                                          ----    ----    ----
                                                            10      (1)     56
                                                          ====    ====    ====
Deferred:
  Federal                                                   21      54      57
                                                          ----    ----    ----
Net income tax expense                                    $ 31    $ 53    $113
                                                          ====    ====    ====

     The components of the net deferred tax liability as of December 31, 2001 and 2000 are as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $358    $303
  Employee and agents benefits                                  57      53
                                                              ----    ----
     Gross deferred tax assets                                 415     356
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            513     406
  Investments                                                   63      13
  Other                                                         26      24
                                                              ----    ----
     Gross deferred tax liabilities                            602     443
                                                              ----    ----
       Net deferred tax liability                             $187    $ 87
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2001, 2000 and 1999:

                                                            2001     2000     1999
                                                           ------    -----    -----
Statutory federal income tax rate                            35.0%    35.0%    35.0%
Current year equity base tax                                 12.5     13.6      5.9
True down of prior year equity base tax                     (20.1)    (9.2)      --
Tax exempt income                                            (4.9)    (4.2)    (1.4)
Other                                                         0.9     (1.2)    (0.4)
                                                           ------    -----    -----
Effective tax rate                                           23.4%    34.0%    39.1%
                                                           ======    =====    =====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This law requires a "tax holiday" related to the Company's equity base tax for the three year period beginning 2001. The Company has accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount will be reflected as an adjustment to current income taxes incurred in 2002.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies. Under the affiliated agreements included in the accompanying Statement of Income are $2 million, $2.3 million and $1.5 million of ceded premiums at December 31, 2001, 2000 and 1999, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include foreign exchange forward contracts, foreign currency options, equity total return swaps, interest rate swaps, commodity swaps and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cashflow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2001, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There are no cashflow hedges of forecasted transactions as of December 31, 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2001 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2001, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $829 million and $755 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The market value of securities

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

LOANED SECURITIES AND REPURCHASE AGREEMENTS -- (CONTINUED)

loaned is monitored on a daily basis with additional collateral obtained as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2001 of $284 million ($132 million at December 31,
2000) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $458 million for the year ended December 31, 2001 ($476 million for 2000 and $393 million for 1999) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $10 million for its share of the net periodic post-retirement benefits expense in 2001 ($7 million and $12 million in 2000 and 1999, respectively) and $(6) million for the post-employment benefits expense in 2001 ($2 million in 2000 and $3 million in 1999) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     For the year ended December 31, 2001, NYLIAC recorded annuity and universal life fees of $8 million from New York Life Investment Management, LLC, a wholly owned subsidiary of New York Life for administration and advisory fees.

     At December 31, 2001 and 2000, NYLIAC had a net liability of $157 million and $111 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 2001, NYLIAC received a capital contribution in the amount of $300 million from its parent company, New York Life.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 NYLIAC sold a Corporate Owned Life (COLI) policy to New York Life for $180 million in premiums. This policy was sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $20 million, $8 million, and $52 million during 2001, 2000 and 1999, respectively.

     Total interest paid was $21 million, $12 million and $30 million during 2001, 2000 and 1999, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 14 -- STATUTORY FINANCIAL INFORMATION -- (CONTINUED)

statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2001 and 2000, statutory stockholder's equity was $1,335 million and $1,098 million, respectively. Statutory net income/(loss) for the years ended December 31, 2001, 2000 and 1999 was $(82.6) million, $0.4 million and $63 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2001, 2000 and 1999.

     As of December 31, 2001, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $530 million. The maximum amount of dividends which may be paid in 2002 without prior approval is $133 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2002

                          SUPPLEMENT DATED MAY 1, 2002
                      TO PROSPECTUS DATED MAY 1, 2002 FOR

                      CORPORATE EXECUTIVE SERIES VARIABLE
                       UNIVERSAL LIFE INSURANCE POLICIES

                                  INVESTING IN
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

This Supplement updates certain information contained in the above-dated prospectus of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, which accompanies this Supplement. Unless indicated otherwise, this Supplement does not supersede the prospectus dated May 1, 2002. This Supplement and the accompanying prospectus contain information you should know before investing in the above-referenced policies. You should read this Supplement and the accompanying prospectus carefully and keep them for future reference. This Supplement is not valid unless it is accompanied by a current prospectus for the policies. Except as otherwise noted, the terms we use in this Supplement have the same meanings as in the prospectus for the policies.

To reflect the changes made, the Supplement amends the prospectus as follows:

    (I) Throughout the prospectus, all references to "forty-six variable investment options", "46 Portfolios" or "46 Investment Divisions" are replaced with references to "thirty variable investment options", "30 Portfolios" or "30 Investment Divisions", respectively.

    (II) Throughout the prospectus, all references to "47 Allocation Alternatives" are revised to state "31 Allocation Alternatives."

    (III) Throughout the prospectus, all references to "13 Funds" are revised to state "eight Funds."

1.  INVESTMENT OPTIONS

     A. The table on page 1 of the prospectus is deleted and replaced by the following:

MAINSTAY VP SERIES FUND, INC.
--   MainStay VP Bond
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP Growth Equity
--   MainStay VP High Yield Corporate Bond
--   MainStay VP Indexed Equity
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP American Century Income & Growth
--   MainStay VP Dreyfus Large Company Value
--   MainStay VP Eagle Asset Management Growth Equity
THE ALGER AMERICAN FUND
--   Alger American Leveraged AllCap
--   Alger American Small Capitalization
CALVERT VARIABLE SERIES, INC.
--   Calvert Social Balanced
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
--   Fidelity VIP Contrafund(R) (Initial Class)
--   Fidelity VIP Equity-Income (Initial Class)
--   Fidelity VIP Growth (Initial Class)
--   Fidelity VIP Index 500 (Initial Class)
--   Fidelity VIP Mid-Cap (Initial Class)
--   Fidelity VIP Overseas (Initial Class)
JANUS ASPEN SERIES
--   Janus Aspen Series Aggressive Growth
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
MFS(R) VARIABLE INSURANCE TRUST(SM)
--   MFS(R) Investors Trust Series
--   MFS(R) Research Series
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
--   Morgan Stanley UIF Emerging Markets Equity
T. ROWE PRICE EQUITY SERIES, INC.
--   T. Rowe Price Equity Income

     B. On page 1 of the prospectus, the fifth sentence of the second paragraph following the table is deleted and replaced by the following:

     We may terminate this policy if its cash surrender value less any policy debt is too small to pay the policy's monthly charges, unless the Guaranteed Minimum Death Benefit is in effect (See #4 (below): "The Guaranteed Minimum Death Benefit.") We may also terminate the policy if its policy debt exceeds the cash surrender value. In either case, we will give you a limited amount of time to make a sufficient payment and avoid termination.

     C. The third sentence of the fifth paragraph following the table on page 1 of the prospectus is deleted and replaced by the following:

     This prospectus is valid only when accompanied by the prospectuses of the MainStay VP Series Fund, Inc., The Alger American Fund, the Calvert Variable Series, Inc., the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., and the T. Rowe Price Equity Series, Inc. (the "Funds," each individually a "Fund").

2.  DEFINITIONS

     A. On page 5 of the prospectus, under the caption "Definition of Terms", the definition of "Alternative Cash Surrender Value" is deleted.

     B. On page 5 of the prospectus, under the caption "Definition of Terms" the definition of "Cash Surrender Value" is deleted and replaced by the following:

     CASH SURRENDER VALUE--At any time during the first 4 Policy Years, the Cash Value plus any premiums paid during the Policy Year less the corresponding Net Premiums for that Policy Year. For Policy Years 5 and later, the Cash Value.

     C. On page 5 of the prospectus, under the caption "Definition of Terms", the definition of "Deferred Premium Load Account" is deleted.

3.  HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

On page 8 of the prospectus, under the caption "How is the Value of an Accumulation Unit Determined", the last paragraph of the disclosure under that caption is replaced with the following:

                 c =the mortality and expense risk charge. This charge is
                    deducted on a daily basis. For Policy Years one through ten, it is currently equal to an annual rate of .60% of the average daily net asset value of each Investment Division's assets. For Policy Years eleven through twenty, we currently expect to reduce this charge to an annual rate of .20% of the average daily net asset value of each Investment Division's assets. For Policy Years twenty-one and later, we currently expect to reduce this charge to an annual rate of .10% of the average daily net asset value of each Investment Division's assets.

4.  GUARANTEED MINIMUM DEATH BENEFIT

On page 8 of the prospectus the caption "What is the Alternative Cash Surrender Value?" and the disclosure under that caption are deleted and replaced by the following:

     9. WHAT IS THE GUARANTEED MINIMUM DEATH BENEFIT?

     The Guaranteed Minimum Death Benefit ("GMDB") provides protection from policy lapse if it is in effect. Under the GMDB, if at any time within the first 5 Policy Years the policyowner has made certain minimum required premium payments and the Cash Surrender Value less any Policy Debt is still insufficient to pay the charges deducted on each Monthly Deduction Day, we will deduct as much as is available from the Cash Surrender Value and include the undeducted portion with the required charges due on the next Monthly Deduction Day.

     During the first 5 Policy Years, the GMDB provides a guaranteed minimum level of death benefit protection which is equal to the policy's Face Amount less: (a) the Policy Debt and (b) the undeducted portion of any charges deducted on a Monthly Deduction Day. In order to maintain the GMDB, on each Monthly Deduction Day, the Cumulative Premium Amount less Policy Debt must equal or exceed the cumulative sum of all the required monthly GMDB premiums from the Policy Date up to that Monthly Deduction Day.

     The GMDB will terminate once the premium requirement is not met. It will not be in effect if the Supplementary Term Rider ("STR") or Level Term Rider ("LTR") is included in the policy at issue. Once the GMDB terminates, it cannot be reinstated. For more information about the STR and LTR, see "Section VI: Additional Information--Additional Benefits Available By Rider--Supplementary Term Rider, Level Term Rider."

5.  DEFERRED PREMIUM LOAD ACCOUNT

     A. On page 9 of the prospectus, the caption "What is the Value of the Deferred Premium Load Account?" and the disclosure under that caption are deleted.

     B. Questions 11-26 are redesignated as Questions 10-25.

6.  HOW LONG WILL THE POLICY REMAIN IN FORCE?

     A. On page 9 of the prospectus, under the caption "How Long Will the Policy Remain in Force?", the third sentence of the first paragraph is deleted and replaced by the following:

     If the GMDB is not in effect, the policy terminates when and if the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

     B. On page 9 of the prospectus, under the caption "How Long Will the Policy Remain in Force?" the following new paragraph is added after the first full paragraph.

     If the GMDB is in effect, the policy will remain in force for the first 5 Policy Years regardless of whether the policy's Cash Surrender Value less any Policy Debt is sufficient to cover the policy's charges deducted on a Monthly Deduction Day.

7.  WHAT ARE UNPLANNED PREMIUMS?

On page 10 of the prospectus, under the caption "What are Unplanned Premiums?", the third sentence is deleted and replaced by the following:

     If an unplanned premium would result in an increase in the death benefit greater than the increase in the Cash Surrender Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy.

8.  WHAT ARE THE CURRENT CHARGES ASSOCIATED WITH THE POLICY?

     A. On page 11 of the prospectus, under the caption "What are the Current Charges Associated with the Policy?", the first paragraph is deleted and replaced by the following:

     We deduct three charges from premiums, whether planned or unplanned. We deduct 2% from each premium paid up to the Target Premium for state tax charges. Once the Target Premium for that Policy Year has been reached, we currently deduct 1% from any additional premiums paid in that Policy Year for state tax charges. We deduct 1.25% from any premium paid up to the Target Premium for federal tax charges. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a federal tax charge from any additional premiums paid in that Policy Year. We also deduct a sales expense charge to partially cover sales expenses as follows:

        (1) During each of the first seven Policy Years, we currently deduct a sales expense charge of 8% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not deduct a sales expense charge from any additional premiums paid in that Policy Year. (2) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 3% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (3) Beginning in the eleventh Policy Year, we currently do not expect to deduct a sales expense charge from any premiums paid up to the Target Premium for a given Policy Year, nor do we currently expect to deduct any charge from any premiums paid in excess of the Target Premium.

     B. On page 11 of the prospectus, under the caption "What are the Current Charges Associated with the Policy?", in the third paragraph, subheading (a) is deleted and replaced by the following:

     (a) a monthly contract charge currently equal to $7.50 ($90.00 annually).

     C. On page 11 of the prospectus, under the caption "What are the Current Charges Associated with the Policy?", the second sentence in the sixth paragraph is deleted and replaced by the following:

     For Policy Years one through ten, we currently charge an annual rate of .60% of the average daily net asset value of each Investment Division's assets. For Policy Years eleven through twenty, we currently expect to reduce this charge to an annual rate of .20% of the average daily net asset value of each Investment Division's assets. For Policy Years twenty-one and later, we currently expect to reduce this charge to an annual rate of .10% of the average daily net asset value of each Investment Division's assets.

9.  DEDUCTIONS

     A. On page 13 of the prospectus, under the caption "Deductions from Premiums", the table is deleted and replaced by the following:

--------------------------------------------------------------------------------------------------------------------
                      CHARGE                             AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------
                                                             Current                    Guaranteed Maximums
Sales Expense Charge
  Policy Years 1 through 7
    (up to Target Premium)                                      8%                              10%
    (premiums in excess of Target Premium)                      0%                              3%
  Policy Years 8 through 10
    (up to Target Premium)                                      3%                              5%
    (premiums in excess of Target Premium)                      0%                              3%
  Policy Years 11+
    (up to Target Premium)                                      0%                              5%
    (premiums in excess of Target Premium)                      0%                              3%
State Tax Charge
  (up to Target Premium)                                        2%             (2%, subject to increase consistent
                                                                                 with changes in applicable law)
  (premiums in excess of                                        1%             (2%, subject to increase consistent
    Target Premium)                                                              with changes in applicable law)
Federal Tax Charge
  (up to Target Premium)                                      1.25%            (1.25%, subject to increase
                                                                                 consistent with changes in
                                                                                 applicable law)
  (premiums in excess of Target Premium)                        0%             (1.25%, subject to increase
                                                                                 consistent with changes in
                                                                                 applicable law)

     B. On page 13 of the prospectus, under the caption "Deductions from Accumulation Value and Fixed Account Value (Monthly Deductions)", the table is deleted and replaced by the following:

--------------------------------------------------------------------------------------------------------------------
                      CHARGE                             AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------
                                                             Current                    Guaranteed Maximums
Monthly Contract Charge                                       $7.50                            $9.00
                                                        ($90.00 annually)               ($108.00 annually)
--------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge                             Individualized, depending upon age, gender, policy duration,
-- Base Policy Coverage                              smoker class and underwriting class of the Insured, and whether
-- Supplementary Term Rider (optional)               any optional riders were selected.
-- Level Term Rider (optional)

     C. On page 14 of the prospectus, the table captioned "Deductions from the Separate Account" is deleted and replaced by the following:

--------------------------------------------------------------------------------------------------------------------
                                                                             AMOUNT DEDUCTED
                                                                          (AS ANNUAL PERCENTAGE
                      CHARGE                                    OF THE AVERAGE DAILY ACCUMULATION VALUE)
--------------------------------------------------------------------------------------------------------------------
                                                             Current                    Guaranteed Maximums
Mortality and Expense Risk Charge
  Policy Years 1 through 10                                    .60%                            .90%
  Policy Years 11 through 20                                   .20%                            .90%
  Policy Years 21 and later                                    .10%                            .90%

10.  PORTFOLIO FEES AND EXPENSES

     On pages 14-15 of the prospectus, under the caption "Portfolio Fees and Expenses", the chart and accompanying notes are deleted and replaced by the following:

                                                     MAINSTAY VP    MAINSTAY VP                               MAINSTAY VP
                                       MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP     GROWTH
                                          BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT      EQUITY
                                       -----------   ------------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees........................     0.25%         0.36%          0.25%         0.36%         0.30%         0.25%
Administration Fees..................     0.20%         0.20%          0.20%         0.20%         0.20%         0.20%
Other Expenses.......................     0.07%         0.07%          0.09%         0.11%         0.10%         0.05%
Total Fund Annual Expenses...........     0.52%         0.63%          0.54%         0.67%         0.60%         0.50%

                                       MAINSTAY VP
                                       HIGH YIELD    MAINSTAY VP    MAINSTAY VP
                                        CORPORATE      INDEXED     INTERNATIONAL
                                          BOND         EQUITY         EQUITY
                                       -----------   -----------   -------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2001)(a)
Advisory Fees........................     0.30%         0.10%          0.60%
Administration Fees..................     0.20%         0.20%          0.20%
Other Expenses.......................     0.08%         0.07%          0.32%
Total Fund Annual Expenses...........     0.58%         0.37%          1.12%

                                                            MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                                             AMERICAN       DREYFUS     EAGLE ASSET     ALGER         ALGER
                                MAINSTAY VP                   CENTURY        LARGE      MANAGEMENT    AMERICAN       AMERICAN
                                   TOTAL      MAINSTAY VP    INCOME &       COMPANY       GROWTH      LEVERAGED       SMALL
                                  RETURN         VALUE        GROWTH         VALUE        EQUITY       ALLCAP     CAPITALIZATION
                                -----------   -----------   -----------   -----------   -----------   ---------   --------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the
 fiscal year ended
 December 31, 2001)(a)
Advisory Fees..................    0.32%         0.36%         0.50%         0.60%         0.50%        0.85%         0.85%
Administration Fees............    0.20%         0.20%         0.20%         0.20%         0.20%        0.00%         0.00%
Other Expenses.................    0.07%         0.08%         0.18%         0.19%         0.10%        0.07%         0.07%
Total Fund Annual Expenses.....    0.59%         0.64%         0.88%         0.99%         0.80%        0.92%         0.92%

                                                              FIDELITY VIP
                                                                EQUITY-      FIDELITY VIP
                                 CALVERT     FIDELITY VIP        INCOME         GROWTH
                                  SOCIAL      CONTRAFUND        (INITIAL       (INITIAL
                                 BALANCED   (INITIAL CLASS)      CLASS)         CLASS)
                                 --------   ---------------   ------------   ------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the
 fiscal year ended
 December 31, 2001)(a)
Advisory Fees..................   0.425%         0.58%           0.48%          0.58%
Administration Fees............   0.275%         0.00%           0.00%          0.00%
Other Expenses.................   0.18%          0.10%           0.10%          0.10%
Total Fund Annual Expenses.....  0.88%(b)        0.68%(c)        0.58%(c)       0.68%(c)

                                                   FIDELITY VIP   FIDELITY VIP                                     JANUS ASPEN
                                  FIDELITY VIP       MID CAP        OVERSEAS        JANUS ASPEN      JANUS ASPEN     SERIES
                                    INDEX 500        (INITIAL       (INITIAL          SERIES           SERIES       WORLDWIDE
                                 (INITIAL CLASS)      CLASS)         CLASS)      AGGRESSIVE GROWTH    BALANCED       GROWTH
                                 ---------------   ------------   ------------   -----------------   -----------   -----------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the
 fiscal year ended December 31,
 2001)(a)
Advisory Fees..................       0.24%           0.58%          0.73%             0.65%            0.65%         0.65%
Administration Fees............       0.00%           0.00%          0.00%             0.00%            0.00%         0.00%
Other Expenses.................       0.11%           0.11%          0.19%             0.02%            0.02%         0.04%
Total Fund Annual Expenses.....       0.35%(d)        0.69%(c)       0.92%(c)          0.67%            0.67%         0.69%

                                                             MORGAN STANLEY
                                   MFS(R)                     UIF EMERGING      T. ROWE
                                  INVESTORS      MFS(R)         MARKETS       PRICE EQUITY
                                    TRUST       RESEARCH         EQUITY          INCOME
                                  ---------     --------     --------------   ------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the
 fiscal year ended December 31,
 2001)(a)
Advisory Fees..................     0.75%         0.75%          1.25%           0.85%
Administration Fees............     0.00%         0.00%          0.25%           0.00%
Other Expenses.................     0.15%         0.15%          0.62%           0.00%
Total Fund Annual Expenses.....     0.90%(e)      0.90%(e)       2.12%(f)        0.85%(g)

---------------
(a) The Fund or its agents provided the fees and charges, which are based on 2001 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

(b) "Other Expenses" reflect an indirect fee. The portfolio has an offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net fund operating expenses after reductions for such expense offset arrangement would be 0.87% for Social Balanced Portfolio.

(c) Actual annual class operating expenses for these Fidelity portfolios were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. These arrangements may be discontinued at any time.

(d) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the "Advisory Fees," "Other Expenses," and "Total Fund Annual Expenses" in 2001 were 0.24%, 0.04% and 0.28%, respectively.

(e) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Fund Annual Expenses" would be lower for certain series and would equal 0.89% for Investors Trust Series and 0.89% for Research Series.

(f) The management fee for certain portfolios has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these reductions been taken into account, the "Advisory Fees", "Administration Fees", "Other Expenses" and "Total Fund Annual Expenses", respectively, would be 0.98%, 0.25%, 0.62%, 1.85%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.10% of such investment related expenses.

(g) "Advisory Fees" include the ordinary operating expenses of the Fund.

11.  DEDUCTIONS FROM PREMIUMS

On page 16 of the prospectus, the section captioned "Deductions from Premiums" is deleted and replaced by the following:

     DEDUCTIONS FROM PREMIUMS

     When we receive a premium, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge and a federal tax charge.

        CURRENT SALES EXPENSE CHARGE

        The sales expense charge is deducted as follows: (1) During each of the first seven Policy Years, we currently deduct a sales expense charge of 8% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (2) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 3% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (3) Beginning in the eleventh Policy Year, we currently do not expect to deduct a sales expense charge from any premiums paid up to the Target Premium for a given Policy Year, nor do we currently expect to deduct any charge from any premiums paid in excess of the Target Premium.

        GUARANTEED SALES EXPENSE CHARGE

        We may change the sales expense charge at any time. During each of the first seven Policy Years, we guarantee that any sales expense charge we deduct will never exceed 10% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge of more than 3% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, we guarantee that any sales expense charge we deduct will never exceed 5% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge of more than 3% from any additional premiums paid in that Policy Year.

        We reserve the right to increase this charge in the future, but it will never exceed the maximums as stated above. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge and the cost of insurance charge.

        STATE TAX CHARGE

        Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0.5% to 3.5%. We deduct 2% of each premium up to the Target Premium to cover state taxes. Two percent represents the approximate average of the taxes assessed by the states. Once the Target Premium for that Policy Year has been reached, we currently deduct 1% from any additional premiums paid in that Policy Year. We reserve the right to deduct a state tax charge of up to 2% from any additional premiums paid in that Policy Year. We reserve the right to increase this charge consistent with changes in applicable law. In Oregon, this charge is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy.

        FEDERAL TAX CHARGE

        NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of any premium up to the Target Premium to cover this federal tax charge. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a federal tax charge from any additional premiums paid in that Policy Year. We reserve the right to deduct a federal tax charge of up to 1.25% from any additional premiums paid in that Policy Year. We reserve the right to change this charge consistent with changes in applicable law.

12.  OTHER CHARGES

     A. On page 17 of the prospectus, under the caption "Monthly Contract Charge," the first sentence is deleted and replaced by the following:

     The monthly charge, currently equal to $7.50 ($90.00 annually), compensates us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims and communicating with Policyowners.

     B. On page 17 of the prospectus, under the caption "Cost of Insurance Coverage," in the second paragraph the portion of the formula starting with "C =" is deleted in its entirety and replaced with the following:

        C = the number of thousands of Cash Surrender Value as of the Monthly Deduction Day (before the cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).

     C. On page 17 of the prospectus, under the caption "Mortality and Expense Risk Charge", the first paragraph is deleted and replaced by the following:

     We charge the Investment Divisions for the mortality and expense risks we assume. We deduct the mortality and expense risk charge on a daily basis. For Policy Years one through ten, we currently charge an annual rate of .60% of the average daily net asset value of each Investment Division's assets. For Policy Years eleven through twenty, we currently expect to reduce this charge to an annual rate of .20% of the average daily net asset value of each Investment Division's assets. For Policy Years twenty-one and later, we currently expect to reduce this charge to an annual rate of .10% of the average daily net asset value of each Investment Division's assets. At our option, we may change the mortality and expense risk charge, subject to a maximum annual rate of .90%.

13.  HOW THE POLICY WORKS

On page 18 of the prospectus, the section captioned "How the Policy Works" is deleted and replaced by the following:

        HOW THE POLICY WORKS

        This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $18,407, who has selected Life Insurance Benefit Option 1 and the guideline premium test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.59% for Policy Years 1-10, 5.01% for Policy Years 11-20 and 5.11% for Policy Years 21 and later:

Premium Paid........................................................  $   7,500
Less:   Below Target Premium Sales Expense Charge...................     600.00
        Above Target Premium Sales Expense Charge...................       0.00
        State Tax Charge (2%).......................................     150.00
        Federal Tax Charge (1.25%)..................................      93.75
                                                                      ---------
equals: Net Premium.................................................  $6,656.25
less:   Monthly contract charge
        (7.50 per month)............................................      90.00
less:   Charges for cost of insurance
        (varies monthly)............................................     483.55
plus:   Net investment performance
        (varies daily)..............................................     291.35
                                                                      ---------
equals: Cash Value..................................................  $6,374.05
  If in Policy Years 1-4
  Plus: Premium paid in that Policy Year............................   7,500.00
  Less corresponding Net Premium....................................   6,656.25
                                                                      ---------
  Equals: Cash Surrender Value (as of end of first Policy Year).....  $7,217.80

     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

14.  THE FUNDS AND THE PORTFOLIOS

     A. On page 20 of the prospectus, under the caption "The Funds and the Portfolios", the first sentence is deleted and replaced by the following:

     The Separate Account currently invests in 30 Portfolios of eight Funds for the policies.

     B. On pages 20 and 21 of the prospectus, under the caption "The Funds and the Portfolios", the table is deleted and replaced by the following:

-------------------------------------------------------------------------------------------------------------------
                FUND                                PORTFOLIOS                        INVESTMENT OBJECTIVES
-------------------------------------------------------------------------------------------------------------------
MainStay VP Series Fund, Inc.          MainStay VP Bond                       highest income over the long term
                                                                                consistent with preservation of
                                                                                principal
                                       MainStay VP Capital Appreciation       long-term growth of capital
                                       MainStay VP Cash Management            as high a level of current income as
                                                                                is considered consistent with the
                                                                                preservation of capital and
                                                                                liquidity
                                       MainStay VP Convertible                capital appreciation together with
                                                                                current income
                                       MainStay VP Government                 high level of current income,
                                                                                consistent with safety of principal
                                       MainStay VP Growth Equity              long-term growth of capital, with
                                                                                income as a secondary consideration
                                       MainStay VP High Yield Corporate Bond  maximum current income through investment in a diversified
                                                                                portfolio of high yield, high risk
                                                                                debt securities
                                       MainStay VP Indexed Equity             to provide investment results that
                                                                                correspond to the total return
                                                                                performance (and reflect
                                                                                reinvestment of dividends) of
                                                                                publicly traded common stocks
                                                                                represented by the S&P 500(R) Index
                                       MainStay VP International Equity       long-term growth of capital by
                                                                                investing in a portfolio consisting
                                                                                primarily of non-U.S. equity
                                                                                securities and, as a secondary
                                                                                objective, current income
                                       MainStay VP Total Return               current income consistent with
                                                                                reasonable opportunity for future
                                                                                growth of capital and income
                                       MainStay VP Value                      maximum long-term total return from a
                                                                                combination of capital growth and
                                                                                income
                                       MainStay VP American Century Income &  dividend growth, current income and
                                         Growth                                 capital appreciation
                                       MainStay VP Dreyfus Large Company      capital appreciation
                                         Value
                                       MainStay VP Eagle Asset Management     growth through long-term capital
                                         Growth Equity                          appreciation
-------------------------------------------------------------------------------------------------------------------
The Alger American Fund                Alger American Leveraged AllCap        long-term capital appreciation
                                       Alger American Small Capitalization    long-term capital appreciation
-------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc           Calvert Social Balanced                competitive total return
-------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products   Fidelity VIP Contrafund(R)             long-term capital appreciation
  Fund
                                       Fidelity VIP Equity-Income             reasonable current income and
                                                                                long-term capital appreciation
                                       Fidelity VIP Growth                    capital appreciation
                                       Fidelity VIP Index 500                 investment results that correspond to
                                                                                the total return of common stocks
                                                                                as represented by the S&P 500 Index
                                       Fidelity VIP Mid-Cap                   long-term growth of capital
                                       Fidelity VIP Overseas                  long-term growth of capital
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Series                     Janus Aspen Series Aggressive Growth   long-term growth of capital
                                       Janus Aspen Series Balanced            long-term capital growth, consistent
                                                                                with preservation of capital and
                                                                                balanced by current income
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                FUND                                PORTFOLIOS                        INVESTMENT OBJECTIVES
-------------------------------------------------------------------------------------------------------------------
                                       Janus Aspen Series Worldwide Growth    long-term growth of capital in a
                                                                                manner consistent with the
                                                                                preservation of capital
-------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM)    MFS(R) Investors Trust Series          long-term growth of capital and
                                                                                reasonable current income
                                       MFS(R) Research Series                 long-term growth of capital and
                                                                                future income
-------------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds,     Morgan Stanley UIF Emerging Markets    long-term capital appreciation
  Inc.                                   Equity
-------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.      T. Rowe Price Equity Income            substantial dividend income and also
                                                                                long-term capital appreciation
-------------------------------------------------------------------------------------------------------------------

     C. On page 23 of the prospectus, the final sentence on the first full paragraph is deleted and replaced by the following:

     Currently, we receive compensation under various arrangements in amounts ranging from .10% to .20% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions.

15.  INTEREST CREDITING

On page 23 of the prospectus, under the caption "Interest Crediting", add the following at the end of the first paragraph:

     Currently, we expect that this rate will be determined from a base interest rate (x%) which may be less than 3% per year as shown below.

     POLICY YEAR        FIXED INTEREST RATE
                        greater of x%
1 - 10                  or                           3%
11 - 20                 greater of x% +.40% or       3%
21 +                    greater of x% +.50% or       3%

16.  PREMIUMS

     A. On page 24 of the prospectus, under the caption "Premiums", the second sentence of the second paragraph is deleted and replaced by the following:

     If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Cash Surrender Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy.

     B. On page 24 of the prospectus, under the caption "Premiums", the second sentence of the third paragraph is deleted and replaced by the following:

     Paying planned premiums, however, does not guarantee coverage for any period of time, unless the GMDB is in effect as described later in this section under Death Benefit Under the Policy--The Guaranteed Minimum Death Benefit.

17.  TERMINATION

     A. On page 25 of the prospectus, under the caption "Termination", the first sentence of the first paragraph is deleted and replaced by the following:

     If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted for the next policy month and the GMDB is not in effect, the policy will go into default status.

     B. On page 25 of the prospectus, under the caption "Termination", the following is added at the beginning of the third paragraph:

     The GMDB may provide protection from policy lapse and termination under certain circumstances. See discussion later in this section under Death Benefit Under the Policy--The Guaranteed Minimum Death Benefit.

18.  DEATH BENEFIT

     A. On page 25 of the prospectus, the section captioned "Death Benefit Under the Policy", is deleted and replaced with the following:

     DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies, less any Policy Debt less any charges incurred and not yet deducted. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under "Section VI:
     Additional Information--Payment Options."

     The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. The policyowner may choose one of three Life Insurance Benefit Options:

     (1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     (2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cash Value or (ii) a percentage of the Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     (3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under
     Section 7702 of the Internal Revenue Code, as amended.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in "Section VI: Additional Information--Payment Options." We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for cost of insurance. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 100. See "FEDERAL INCOME TAX CONSIDERATIONS--Status of Policy After Insured is Age 100" for more information.

     THE GUARANTEED MINIMUM DEATH BENEFIT

     During the first 5 Policy Years, the GMDB provides a guaranteed minimum level of death benefit protection which is equal to the policy's Face Amount, less the undeducted portion of any monthly deduction charges. If on any Monthly Deduction Day, the premium requirement is met and the policy's Cash Surrender Value less any Policy Debt is not enough to cover the required monthly deduction charges, we will deduct as much as is available from the Cash Surrender Value and include the undeducted portion with the required charges due on the next Monthly Deduction Day.

     This benefit will remain in effect during the first 5 Policy Years if the premium requirement is met. If the STR or LTR is included in the policy at issue, this benefit will not be in effect.

     On each Monthly Deduction Day, the Cumulative Premium Amount less Policy Debt must equal or exceed the cumulative sum of all the required monthly GMDB Premiums from the Policy Date up to and including that Monthly Deduction Day. Once the premium requirement is not met, this benefit will end and cannot be reinstated.

     The required monthly GMDB premium is disclosed on page 2 of the policy, but may change as a result of a change to the policy.

19.  SELECTION OF LIFE INSURANCE BENEFIT TABLE

     A. On page 26 of the prospectus, under the caption "Selection of Life Insurance Benefit Table", the first sentence of the first paragraph is deleted and replaced by the following:

     Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy's Cash Surrender Value times a percentage determined from the appropriate Internal Revenue Code Section 7702 test.

     B. On page 26 of the prospectus, under the caption "Selection of Life Insurance Benefit Table", the first sentence of the final paragraph is deleted and replaced by the following:

     Also, because the percentages used for a corridor test under the guideline premium test are lower than under the cash value accumulation test, a guideline premium/cash value corridor policy must attain a higher level of Cash Surrender Value before the relevant Internal Revenue Code table will result in an automatic death benefit increase.

20.  THE EFFECT OF INVESTMENT ON PERFORMANCE ON THE DEATH BENEFIT

     A. On page 26 of the prospectus, under the caption "The Effect of Investment on Performance on the Death Benefit", the table concerning Example 1 is deleted and replaced by the following:

                                                                   POLICY A   POLICY B
                                                                   --------   --------
(1)  Face Amount.................................................  $100,000   $100,000
(2)  Cash Surrender Value on Date of Death.......................  $ 50,000   $ 40,000
(3)  Percentage on Date of Death from Corridor Table.............      215%       215%
(4)  Cash Surrender Value multiplied by Percentage from Corridor   $107,500   $ 86,000
     Table.......................................................
(5)  Death Benefit = Greater of (1) and (4)......................  $107,500   $100,000

     B. On page 26 of the prospectus, under the caption "The Effect of Investment on Performance on the Death Benefit", the table concerning Example 2 is deleted and replaced by the following:

                                                                   POLICY A   POLICY B
                                                                   --------   --------
(1)  Face Amount.................................................  $100,000   $100,000
(2)  Cash Surrender Value on Date of Death.......................  $ 50,000   $ 30,000
(3)  Percentage on Date of Death from CVAT Table.................      308%       308%
(4)  Cash Surrender Value multiplied by Percentage from CVAT       $154,000   $ 92,400
     Table.......................................................
(5)  Death Benefit = Greater of (1) and (4)......................  $154,000   $100,000

21.  FACE AMOUNT CHANGES

On page 26 of the prospectus, under the caption "Face Amount Changes", the final sentence of the first paragraph is deleted and replaced by the following:

     An increase or decrease in Face Amount will cause a corresponding change in the required GMDB premium and the Target Premium.

22.  LIFE INSURANCE BENEFIT OPTION CHANGES

On page 27 of the prospectus, under the caption "Life Insurance Benefit Option Changes", all references to "Alternative Cash Surrender Value" are replaced with references to "Cash Value".

23.  CASH VALUE, CASH SURRENDER VALUE AND ALTERNATIVE CASH SURRENDER VALUE

On page 27 of the prospectus, the caption and the disclosure under the caption "Cash Value, Cash Surrender Value and Alternative Cash Surrender Value" is deleted and replaced by the following:

     CASH VALUE

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account.

     CASH SURRENDER VALUE

     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office. All insurance will end on the date we receive your request for a full surrender at our office. At any time during the first 4 Policy Years, the Cash Surrender Value is the Cash Value, plus any premiums paid during the Policy Year, less the corresponding Net Premiums for that Policy Year. For Policy Years 5 and later, the Cash Surrender Value is the Cash Value.

24.  PARTIAL WITHDRAWALS

On page 30 of the prospectus, under the caption "Partial Withdrawals", all references to "Alternative Cash Surrender Value" are replaced with references to "Cash Surrender Value".

25.  LOANS

On page 30 of the prospectus, under the caption "Loans", the third sentence is deleted.

26.  INTEREST ON VALUE IN LOAN ACCOUNT

On page 31 of the prospectus, under the caption "Interest on Value in Loan Account", the fourth sentence is deleted and replaced by the following:

     Currently, the amount in the Loan Account is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years, and we currently expect to credit 0.5% less than the effective annual loan interest rate in subsequent Policy Years.

27.  STATUS OF POLICY AFTER INSURED IS AGE 100

On page 36 of the prospectus, under the caption "Status of Policy After Insured is Age 100", the second sentence of the paragraph is deleted and replaced by the following:

     Instead, the death benefit under the policy will equal the Cash Value.

28.  ADDITIONAL BENEFITS AVAILABLE BY RIDER

On pages 38-39 of the prospectus, under the caption "Additional Benefits Available by Rider", the following sentence is added after the fourth sentence under that caption.

     Election of either rider eliminates GMDB coverage.

29.  SUPPLEMENTARY TERM RIDER

On page 39 of the prospectus, under the caption "Supplementary Term Rider", the reference to "Alternative Cash Surrender Value" in Option 2 is replaced with a reference to "Cash Value".

30.  SALES AND OTHER AGREEMENTS

On page 44 of the prospectus, under the caption "Sales and Other Agreements", the second paragraph is deleted and replaced by the following:

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during the policy's first year will not exceed 17.5% of the premiums paid up to a policy's target premium plus 3% of premiums paid in excess of such amount. Commissions paid during Policy Years two through four will not exceed 11% of the policy's target premium plus 3% of premiums paid in excess of such amount. Commissions paid during Policy Years five through ten will not exceed 5% of the policy's target premium plus 3% of premiums paid in excess of such amount. There are no commissions paid in Policy Years eleven and beyond. Apart from commissions, registered representatives may receive compensation for policy administration services which they provide pursuant to the terms of a service agreement.

31. On page 44 of the prospectus, under the caption "Experts" the following paragraph is added to the end of that section:

     The Separate Account statement of assets and liabilities as of December 31, 2001 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

32. On page 44 of the prospectus, the caption "Financial Statements" and the disclosure under that caption are deleted.

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001

                                       MAINSTAY VP      MAINSTAY VP
                                         CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                       APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                      -----------------------------------------------------------------
ASSETS:
  Investment at net asset value.....   $ 25,516,166     $    153,308     $         --     $    509,578

LIABILITIES:
  Liability to New York Life
    Insurance and Annuity
    Corporation for mortality and
    expense risk charges............         48,748              272               --              914
                                       ------------     ------------     ------------     ------------
      Total net assets..............   $ 25,467,418     $    153,036     $         --     $    508,664
                                       ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies..................   $ 25,467,418     $    153,036     $         --     $    489,597
    CESVUL Policies.................             --               --               --           19,067
                                       ------------     ------------     ------------     ------------
      Total net assets..............   $ 25,467,418     $    153,036     $         --     $    508,664
                                       ============     ============     ============     ============
    CSVUL Variable accumulation unit
      value.........................   $      10.07     $       1.17     $         --     $      12.35
                                       ============     ============     ============     ============
    CESVUL Variable accumulation
      unit value....................   $         --     $         --     $         --     $       9.81
                                       ============     ============     ============     ============
Identified Cost of Investment.......   $ 35,472,829     $    153,307     $         --     $    511,460
                                       ============     ============     ============     ============

                                       MAINSTAY VP      MAINSTAY VP
                                         DREYFUS        EAGLE ASSET         ALGER
                                          LARGE          MANAGEMENT        AMERICAN         CALVERT
                                         COMPANY           GROWTH           SMALL            SOCIAL
                                          VALUE            EQUITY       CAPITALIZATION      BALANCED
                                      -----------------------------------------------------------------
ASSETS:
  Investment at net asset value.....   $    344,426     $    233,940     $    100,652     $     36,467

LIABILITIES:
  Liability to New York Life
    Insurance and Annuity
    Corporation for mortality and
    expense risk charges............            629              464              193               68
                                       ------------     ------------     ------------     ------------
      Total net assets..............   $    343,797     $    233,476     $    100,459     $     36,399
                                       ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies..................   $    322,928     $    233,476     $    100,459     $     36,399
    CESVUL Policies.................         20,869               --               --               --
                                       ------------     ------------     ------------     ------------
      Total net assets..............   $    343,797     $    233,476     $    100,459     $     36,399
                                       ============     ============     ============     ============
    CSVUL Variable accumulation unit
      value.........................   $      10.68     $       6.58     $       7.71     $      10.65
                                       ============     ============     ============     ============
    CESVUL Variable accumulation
      unit value....................   $      10.73     $         --     $         --     $         --
                                       ============     ============     ============     ============
Identified Cost of Investment.......   $    360,387     $    332,068     $    131,480     $     41,085
                                       ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP      MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH          INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
     $    553,466     $ 13,601,272     $    701,282     $     21,556     $  2,568,850     $ 31,995,066     $ 97,154,308

            1,022           25,264            1,316               23            4,688           60,335          185,150
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $    552,444     $ 13,576,008     $    699,966     $     21,533     $  2,564,162     $ 31,934,731     $ 96,969,158
     ============     ============     ============     ============     ============     ============     ============
     $    552,444     $ 13,576,008     $    699,966     $        904     $  2,564,162     $ 31,888,305     $ 96,969,158
               --               --               --           20,629               --           46,426               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $    552,444     $ 13,576,008     $    699,966     $     21,533     $  2,564,162     $ 31,934,731     $ 96,969,158
     ============     ============     ============     ============     ============     ============     ============
     $      10.59     $       9.40     $       8.75     $       9.88     $      12.36     $      11.19     $      10.59
     ============     ============     ============     ============     ============     ============     ============
     $         --     $         --     $         --     $      10.61     $         --     $       9.35     $         --
     ============     ============     ============     ============     ============     ============     ============
     $    615,039     $ 16,814,811     $    872,842     $     21,477     $  2,574,071     $ 41,249,561     $116,833,611
     ============     ============     ============     ============     ============     ============     ============

                                                                          MORGAN STANLEY
       FIDELITY          FIDELITY                         JANUS ASPEN          UIF
          VIP               VIP          JANUS ASPEN         SERIES          EMERGING
     CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE         MARKETS       T. ROWE PRICE
    (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           EQUITY       EQUITY INCOME
    -----------------------------------------------------------------------------------------------------
     $    370,138      $    963,411      $ 11,019,976     $    267,632     $     22,798     $    183,025

              663             1,794            20,579              513               44              347
     ------------      ------------      ------------     ------------     ------------     ------------
     $    369,475      $    961,617      $ 10,999,397     $    267,119     $     22,754     $    182,678
     ============      ============      ============     ============     ============     ============
     $    323,101      $    940,835      $ 10,940,130     $    267,119     $     22,754     $    182,678
           46,374            20,782            59,267               --               --               --
     ------------      ------------      ------------     ------------     ------------     ------------
     $    369,475      $    961,617      $ 10,999,397     $    267,119     $     22,754     $    182,678
     ============      ============      ============     ============     ============     ============
     $      11.72      $      10.61      $      13.87     $      11.43     $       7.80     $      11.50
     ============      ============      ============     ============     ============     ============
     $       9.65      $      10.69      $       9.82     $         --     $         --     $         --
     ============      ============      ============     ============     ============     ============
     $    429,486      $    980,394      $ 10,949,037     $    386,966     $     22,537     $    183,394
     ============      ============      ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the years ended December 31, 2001,
December 31, 2000, and December 31, 1999

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                CAPITAL APPRECIATION                               CASH MANAGEMENT
                                    ---------------------------------------------   ---------------------------------------------
                                       2001             2000             1999          2001             2000             1999
                                    ----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $    24,801      $        --      $        --   $     4,128      $     4,176      $     2,695
  Mortality and expense risk
    charges.......................     (191,968)        (266,832)        (172,109)         (827)            (493)            (392)
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net investment income
        (loss)....................     (167,167)        (266,832)        (172,109)        3,301            3,683            2,303
                                    -----------      -----------      -----------   -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................      668,276          793,977          391,958         6,653            3,737            3,325
  Cost of investments sold........     (865,164)        (736,532)        (319,280)       (6,653)          (3,737)          (3,325)
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net realized gain (loss) on
        investments...............     (196,888)          57,445           72,678            --               --               --
  Realized gain distribution
    received......................           --        2,492,571        1,406,017            --               --               --
  Change in unrealized
    appreciation (depreciation)
    on investments................   (7,643,995)      (6,613,986)       4,253,400             1               --               --
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net gain (loss) on
        investments...............   (7,840,883)      (4,063,970)       5,732,095             1               --               --
                                    -----------      -----------      -----------   -----------      -----------      -----------
        Net increase (decrease) in
          net assets
          resulting from
          operations..............  $(8,008,050)     $(4,330,802)     $ 5,559,986   $     3,302      $     3,683      $     2,303
                                    ===========      ===========      ===========   ===========      ===========      ===========

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                INTERNATIONAL EQUITY                                TOTAL RETURN
                                    ---------------------------------------------   ---------------------------------------------
                                       2001             2000             1999          2001             2000            1999(B)
                                    ----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $   194,816      $   117,130      $    67,803   $    18,000      $    11,186      $     4,687
  Mortality and expense risk
    charges.......................      (99,896)        (125,681)         (88,960)       (4,862)          (3,793)            (206)
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net investment income
        (loss)....................       94,920           (8,551)         (21,157)       13,138            7,393            4,481
                                    -----------      -----------      -----------   -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................      903,034          383,949          221,451        32,616           28,415            1,945
  Cost of investments sold........   (1,082,837)        (343,452)        (202,843)      (41,965)         (29,113)          (1,982)
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net realized gain (loss) on
        investments...............     (179,803)          40,497           18,608        (9,349)            (698)             (37)
  Realized gain distribution
    received......................       43,972          937,980          411,627         1,065           46,019            7,214
  Change in unrealized
    appreciation (depreciation)
    on investments................   (2,373,860)      (4,758,034)       3,903,987       (94,939)         (75,606)          (1,015)
                                    -----------      -----------      -----------   -----------      -----------      -----------
      Net gain (loss) on
        investments...............   (2,509,691)      (3,779,557)       4,334,222      (103,223)         (30,285)           6,162
                                    -----------      -----------      -----------   -----------      -----------      -----------
        Net increase (decrease) in
          net assets
          resulting from
          operations..............  $(2,414,771)     $(3,788,108)     $ 4,313,065   $   (90,085)     $   (22,892)     $    10,643
                                    ===========      ===========      ===========   ===========      ===========      ===========

     For the period July 1999 (Commencement of Investments)
(a)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(b)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(c)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(d)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(e)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                                                      MAINSTAY VP
                  MAINSTAY VP                               MAINSTAY VP                               HIGH YIELD
                  CONVERTIBLE                               GOVERNMENT                              CORPORATE BOND
    ---------------------------------------   ---------------------------------------   ---------------------------------------
       2001         2000(E)        1999          2001          2000          1999          2001          2000          1999
    ---------------------------------------------------------------------------------------------------------------------------
    $        --   $        74   $        --   $    20,190   $     1,069   $       729   $    63,471   $    10,501   $    14,109
             (1)           (3)           --        (1,916)         (113)          (85)       (2,258)         (846)         (334)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             (1)           71            --        18,274           956           644        61,213         9,655        13,775
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
          2,055           956            --        13,197         1,513         1,313        53,345       115,781         5,751
         (2,318)       (1,045)           --       (12,619)       (1,502)       (1,290)      (63,355)     (132,327)       (5,796)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
           (263)          (89)           --           578            11            23       (10,010)      (16,546)          (45)
             --            61            --            --            --            --            --             5         2,440
            281          (282)           --        (1,863)          833          (931)      (45,437)       (2,743)      (12,839)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             18          (310)           --        (1,285)          844          (908)      (55,447)      (19,284)      (10,444)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $        17   $      (239)  $        --   $    16,989   $     1,800   $      (264)  $     5,766   $    (9,629)  $     3,331
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

                  MAINSTAY VP                               MAINSTAY VP                               MAINSTAY VP
                     VALUE                                     BOND                                  GROWTH EQUITY
    ---------------------------------------   ---------------------------------------   ---------------------------------------
       2001          2000          1999          2001          2000          1999          2001          2000          1999
    ---------------------------------------------------------------------------------------------------------------------------
    $       301   $        12   $       868   $   120,145   $    31,906   $    22,577   $   223,728   $   226,021   $   213,860
            (28)          (59)         (434)      (11,205)       (3,080)       (2,417)     (239,132)     (290,150)     (178,385)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
            273           (47)          434       108,940        28,826        20,160       (15,404)      (64,129)       35,475
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
            805        61,659         2,311        66,860        14,663        13,568     2,444,999       959,323       442,575
           (776)      (67,964)       (2,187)      (67,099)      (15,533)      (13,870)   (2,978,786)     (848,499)     (393,827)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             29        (6,305)          124          (239)         (870)         (302)     (533,787)      110,824        48,748
            903            30            --            --            --            33            --     3,611,754     3,588,900
            (16)       (1,821)        1,915        17,844        13,763       (26,901)   (6,566,641)   (5,297,014)    2,604,396
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
            916        (8,096)        2,039        17,605        12,893       (27,170)   (7,100,428)   (1,574,436)    6,242,044
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $     1,189   $    (8,143)  $     2,473   $   126,545   $    41,719   $    (7,010)  $(7,115,832)  $(1,638,565)  $ 6,277,519
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000, and December 31, 1999

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                        INDEXED EQUITY                        DREYFUS LARGE COMPANY VALUE
                                          ------------------------------------------   ------------------------------------------
                                              2001           2000           1999           2001         2000(D)          1999
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $  1,014,473   $  1,101,066   $  1,143,199   $      2,363   $      2,107   $         --
  Mortality and expense risk charges....      (714,081)      (858,106)      (596,406)        (2,295)        (1,540)            --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......       300,392        242,960        546,793             68            567             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     4,058,435      2,581,459      1,383,257         20,047        124,454             --
  Cost of investments sold..............    (4,601,536)    (2,450,763)    (1,194,347)       (19,878)      (114,710)            --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................      (543,101)       130,696        188,910            169          9,744             --
  Realized gain distribution received...     1,019,562      2,128,739      1,816,656          8,186          5,261             --
  Change in unrealized appreciation
    (depreciation) on investments.......   (15,233,466)   (15,022,320)    10,506,330        (25,063)         9,101             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (14,757,005)   (12,762,885)    12,511,896        (16,708)        24,106             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $(14,456,613)  $(12,519,925)  $ 13,058,689   $    (16,640)  $     24,673   $         --
                                          ============   ============   ============   ============   ============   ============

                                                         FIDELITY VIP                                 FIDELITY VIP
                                                CONTRAFUND(R) (INITIAL CLASS)                EQUITY-INCOME (INITIAL CLASS)
                                          ------------------------------------------   ------------------------------------------
                                              2001           2000           1999           2001           2000           1999
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $      2,671   $        292   $         95   $     22,239   $     14,806   $      5,735
  Mortality and expense risk charges....        (2,338)        (2,122)          (246)        (8,721)        (8,853)        (5,667)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......           333         (1,830)          (151)        13,518          5,953             68
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        36,741        157,929          4,562        809,765        115,117         57,842
  Cost of investments sold..............       (41,709)      (163,492)        (3,703)      (821,558)      (119,861)       (57,435)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................        (4,968)        (5,563)           859        (11,793)        (4,744)           407
  Realized gain distribution received...         9,428         10,595            696         62,481         55,781         12,677
  Change in unrealized appreciation
    (depreciation) on investments.......       (50,564)       (21,313)         9,974       (133,705)        71,557         46,820
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....       (46,104)       (16,281)        11,529        (83,017)       122,594         59,904
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $    (45,771)  $    (18,111)  $     11,378   $    (69,499)  $    128,547   $     59,972
                                          ============   ============   ============   ============   ============   ============

     For the period July 1999 (Commencement of Investments)
(a)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(b)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(c)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(d)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(e)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                  MAINSTAY VP
                  EAGLE ASSET                             ALGER AMERICAN                                CALVERT
           MANAGEMENT GROWTH EQUITY                    SMALL CAPITALIZATION                         SOCIAL BALANCED
    ---------------------------------------   ---------------------------------------   ---------------------------------------
       2001         2000(D)        1999          2001          2000          1999          2001          2000          1999
    ---------------------------------------------------------------------------------------------------------------------------
    $        --   $        --   $        --   $        44   $        --   $        --   $     1,377   $       694   $     1,575
         (1,715)       (1,537)           --          (609)       (1,040)         (162)         (193)         (558)         (114)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         (1,715)       (1,537)           --          (565)       (1,040)         (162)        1,184           136         1,461
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         16,254       119,502            --        23,633        52,723         4,505        26,884        55,038         3,830
        (23,781)     (127,244)           --       (59,033)      (99,810)       (3,930)      (30,716)      (57,843)       (3,672)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         (7,527)       (7,742)           --       (35,400)      (47,087)          575        (3,832)       (2,805)          158
             --        32,092            --            --        55,354           932           671         1,224         5,394
        (40,180)      (57,948)           --        11,183       (61,609)       19,023           543        (2,653)       (2,502)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        (47,707)      (33,598)           --       (24,217)      (53,342)       20,530        (2,618)       (4,234)        3,050
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $   (49,422)  $   (35,135)  $        --   $   (24,782)  $   (54,382)  $    20,368   $    (1,434)  $    (4,098)  $     4,511
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

                  JANUS ASPEN                               JANUS ASPEN                           MORGAN STANLEY UIF
                SERIES BALANCED                       SERIES WORLDWIDE GROWTH                   EMERGING MARKETS EQUITY
    ---------------------------------------   ---------------------------------------   ---------------------------------------
       2001          2000          1999          2001          2000          1999          2001          2000         1999(A)
    ---------------------------------------------------------------------------------------------------------------------------
    $   283,403   $   242,823   $   160,050   $     1,424   $     1,169   $        65   $        --   $        --   $        --
        (70,491)      (62,365)      (46,529)       (1,942)       (1,543)         (190)          (91)         (210)          (42)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        212,912       180,458       113,521          (518)         (374)         (125)          (91)         (210)          (42)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        412,353       373,515       231,425        20,025        75,502         1,217         8,340        15,676         1,392
       (350,150)     (284,436)     (185,276)      (34,183)      (68,951)       (1,101)      (13,022)      (20,837)       (1,290)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         62,203        89,079        46,149       (14,158)        6,551           116        (4,682)       (5,161)          102
             --       763,919            --            --        21,352            --            --         3,940            --
       (808,319)   (1,335,416)    1,433,564       (55,921)      (79,916)       16,496         5,078       (13,494)        8,678
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
       (746,116)     (482,418)    1,479,713       (70,079)      (52,013)       16,612           396       (14,715)        8,780
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $  (533,204)  $  (301,960)  $ 1,593,234   $   (70,597)  $   (52,387)  $    16,487   $       305   $   (14,925)  $     8,738
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000, and December 31, 1999


                                                                     T. ROWE PRICE EQUITY INCOME
                                                              ------------------------------------------
                                                                  2001         2000(C)          1999
                                                              ------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $      2,814   $      1,494   $         --
  Mortality and expense risk charges........................        (1,280)          (458)            --
                                                              ------------   ------------   ------------
      Net investment income (loss)..........................         1,534          1,036             --
                                                              ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................        38,556         54,673             --
  Cost of investments sold..................................       (33,832)       (51,598)            --
                                                              ------------   ------------   ------------
      Net realized gain (loss) on investments...............         4,724          3,075             --
  Realized gain distribution received.......................         3,568          4,673             --
  Change in unrealized appreciation (depreciation) on
    investments.............................................        (8,643)         8,273             --
                                                              ------------   ------------   ------------
      Net gain (loss) on investments........................          (351)        16,021             --
                                                              ------------   ------------   ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $      1,183   $     17,057   $         --
                                                              ============   ============   ============

     For the period July 1999 (Commencement of Investments)
(a)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(b)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(c)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(d)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(e)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001,
December 31, 2000, and December 31, 1999

                                                                                MAINSTAY VP
                                                                            CAPITAL APPRECIATION
                                                              ------------------------------------------------
                                                                  2001              2000              1999
                                                              --------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).............................  $   (167,167)     $   (266,832)     $   (172,109)
   Net realized gain (loss) on investments..................      (196,888)           57,445            72,678
   Realized gain distribution received......................            --         2,492,571         1,406,017
   Change in unrealized appreciation (depreciation) on
     investments............................................    (7,643,995)       (6,613,986)        4,253,400
                                                              ------------      ------------      ------------
     Net increase (decrease) in net assets
       resulting from operations............................    (8,008,050)       (4,330,802)        5,559,986
                                                              ------------      ------------      ------------
 Contributions and (withdrawals):
   Payments received from policyowners......................       189,680           200,246           111,544
   Cost of insurance........................................      (436,228)         (408,724)         (280,644)
   Policyowners' surrenders.................................        (3,945)               --                --
   Net transfers from (to) Fixed Account....................        18,275               814        32,649,991
   Transfers between Investment Divisions...................            --           (43,118)               --
   Policyowners' death benefits.............................       (35,673)          (76,225)               --
                                                              ------------      ------------      ------------
     Net contributions and (withdrawals)....................      (267,891)         (327,007)       32,480,891
                                                              ------------      ------------      ------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained by
     the Separate Account...................................         5,397            12,807            (8,056)
                                                              ------------      ------------      ------------
       Increase (decrease) in net assets....................    (8,270,544)       (4,645,002)       38,032,821
NET ASSETS:
   Beginning of year........................................    33,737,962        38,382,964           350,143
                                                              ------------      ------------      ------------
   End of year..............................................  $ 25,467,418      $ 33,737,962      $ 38,382,964
                                                              ============      ============      ============

                                                                                MAINSTAY VP
                                                                                 HIGH YIELD
                                                                               CORPORATE BOND
                                                              ------------------------------------------------
                                                                  2001              2000              1999
                                                              --------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).............................  $     61,213      $      9,655      $     13,775
   Net realized gain (loss) on investments..................       (10,010)          (16,546)              (45)
   Realized gain distribution received......................            --                 5             2,440
   Change in unrealized appreciation (depreciation) on
     investments............................................       (45,437)           (2,743)          (12,839)
                                                              ------------      ------------      ------------
     Net increase (decrease) in net assets resulting from
       operations...........................................         5,766            (9,629)            3,331
                                                              ------------      ------------      ------------
 Contributions and (withdrawals):
   Payments received from policyowners......................        57,013            62,556            54,602
   Cost of insurance........................................       (21,471)          (10,133)           (2,057)
   Policyowners' surrenders.................................        (1,908)           (2,928)               --
   Net transfers from (to) Fixed Account....................       (28,534)          (53,796)           66,090
   Transfers between Investment Divisions...................       463,582           (34,753)               --
   Policyowners' death benefits.............................            --                --                --
                                                              ------------      ------------      ------------
     Net contributions and (withdrawals)....................       468,682           (39,054)          118,635
                                                              ------------      ------------      ------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained by
     the Separate Account...................................           (13)               12                (3)
                                                              ------------      ------------      ------------
       Increase (decrease) in net assets....................       474,435           (48,671)          121,963
NET ASSETS:
   Beginning of year........................................        78,009           126,680             4,717
                                                              ------------      ------------      ------------
   End of year..............................................  $    552,444      $     78,009      $    126,680
                                                              ============      ============      ============

     For the period July 1999 (Commencement of Investments)
(a)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(b)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(c)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(d)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(e)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                   MAINSTAY VP                                  MAINSTAY VP                           MAINSTAY VP
                 CASH MANAGEMENT                                CONVERTIBLE                           GOVERNMENT
    ------------------------------------------   ------------------------------------------   ---------------------------
        2001           2000           1999           2001         2000(E)          1999           2001           2000
    -----------------------------------------------------------------------------------------------------------------
    $      3,301   $      3,683   $      2,303   $         (1)  $         71   $         --   $     18,274   $        956
              --             --             --           (263)           (89)            --            578             11
              --             --             --             --             61             --             --             --
               1             --             --            281           (282)            --         (1,863)           833
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           3,302          3,683          2,303             17           (239)            --         16,989          1,800
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          13,652         14,600         14,854             --             --             --          2,381          4,164
          (6,118)        (3,266)        (2,954)        (1,801)          (955)            --        (12,607)        (1,406)
              --             --             --           (250)            --             --             --             --
          65,248             --             --             --          3,228             --         19,898             --
              --             --             --             --             --             --        463,582             --
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          72,782         11,334         11,900         (2,051)         2,273             --        473,254          2,758
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              (5)            (6)            (3)            --             --             --            (24)            (3)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          76,079         15,011         14,200         (2,034)         2,034             --        490,219          4,555
          76,957         61,946         47,746          2,034             --             --         18,445         13,890
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    153,036   $     76,957   $     61,946   $         --   $      2,034   $         --   $    508,664   $     18,445
    ============   ============   ============   ============   ============   ============   ============   ============

     MAINSTAY VP
      GOVERNMENT
     ------------
         1999
     ------------
     $        644
               23
               --
             (931)
     ------------
             (264)
     ------------
            5,697
           (1,237)
               --
               94
               --
               --
     ------------
            4,554
     ------------
               --
     ------------
            4,290
            9,600
     ------------
     $     13,890
     ============

                   MAINSTAY VP                                  MAINSTAY VP                           MAINSTAY VP
               INTERNATIONAL EQUITY                             TOTAL RETURN                             VALUE
    ------------------------------------------   ------------------------------------------   ---------------------------
        2001           2000           1999           2001           2000         1999(B)          2001           2000
    -----------------------------------------------------------------------------------------------------------------
    $     94,920   $     (8,551)  $    (21,157)  $     13,138   $      7,393   $      4,481   $        273   $        (47)
        (179,803)        40,497         18,608         (9,349)          (698)           (37)            29         (6,305)
          43,972        937,980        411,627          1,065         46,019          7,214            903             30
      (2,373,860)    (4,758,034)     3,903,987        (94,939)       (75,606)        (1,015)           (16)        (1,821)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,414,771)    (3,788,108)     4,313,065        (90,085)       (22,892)        10,643          1,189         (8,143)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         308,965        313,209        269,368        290,756        290,757             --            259            504
        (250,019)      (218,960)      (163,674)       (28,211)       (25,358)        (1,945)          (798)          (627)
            (170)          (111)           (57)            --             --             --             --             --
           2,297         13,457     15,307,849             --             --        276,216         19,896            883
        (532,094)            --             --             --             --             --             --        (61,745)
         (17,638)       (32,592)            --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (488,659)        75,003     15,413,486        262,545        265,399        274,271         19,357        (60,985)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           2,114          6,438         (4,902)            29             63             (7)            --              9
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,901,316)    (3,706,667)    19,721,649        172,489        242,570        284,907         20,546        (69,119)
      16,477,324     20,183,991        462,342        527,477        284,907             --            987         70,106
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 13,576,008   $ 16,477,324   $ 20,183,991   $    699,966   $    527,477   $    284,907   $     21,533   $        987
    ============   ============   ============   ============   ============   ============   ============   ============


     MAINSTAY VP
        VALUE
     ------------
         1999
    ----------------------------------------
     $        434
              124
               --
            1,915
     ------------
            2,473
     ------------
              499
           (2,025)
               --
           68,897
               --
               --
     ------------
           67,371
     ------------
                5
     ------------
           69,849
              257
     ------------
     $     70,106
     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000, and December 31, 1999

                                                                                MAINSTAY VP
                                                                                    BOND
                                                              ------------------------------------------------
                                                                  2001              2000              1999
                                                              --------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).............................  $    108,940      $     28,826      $     20,160
   Net realized gain (loss) on investments..................          (239)             (870)             (302)
   Realized gain distribution received......................            --                --                33
   Change in unrealized appreciation (depreciation) on
     investments............................................        17,844            13,763           (26,901)
                                                              ------------      ------------      ------------
     Net increase (decrease) in net assets resulting from
       operations...........................................       126,545            41,719            (7,010)
                                                              ------------      ------------      ------------
 Contributions and (withdrawals):
   Payments received from policyowners......................        97,499            98,523            98,172
   Cost of insurance........................................       (59,266)          (11,762)          (11,291)
   Policyowners' surrenders.................................            --                --                --
   Net transfers from (to) Fixed Account....................             4                --                94
   Transfers between Investment Divisions...................     1,896,472                --                --
   Policyowners' death benefits.............................            --                --                --
                                                              ------------      ------------      ------------
     Net contributions and (withdrawals)....................     1,934,709            86,761            86,975
                                                              ------------      ------------      ------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained by
     the Separate Account...................................          (178)              (63)                3
                                                              ------------      ------------      ------------
       Increase (decrease) in net assets....................     2,061,076           128,417            79,968
NET ASSETS:
   Beginning of year........................................       503,086           374,669           294,701
                                                              ------------      ------------      ------------
   End of year..............................................  $  2,564,162      $    503,086      $    374,669
                                                              ============      ============      ============

                                                                                MAINSTAY VP
                                                                                EAGLE ASSET
                                                                                 MANAGEMENT
                                                                               GROWTH EQUITY
                                                              ------------------------------------------------
                                                                  2001            2000(D)             1999
                                                              --------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).............................  $     (1,715)     $     (1,537)     $         --
   Net realized gain (loss) on investments..................        (7,527)           (7,742)               --
   Realized gain distribution received......................            --            32,092                --
   Change in unrealized appreciation (depreciation) on
     investments............................................       (40,180)          (57,948)               --
                                                              ------------      ------------      ------------
     Net increase (decrease) in net assets resulting from
       operations...........................................       (49,422)          (35,135)               --
                                                              ------------      ------------      ------------
 Contributions and (withdrawals):
   Payments received from policyowners......................        30,608           233,685                --
   Cost of insurance........................................       (12,782)           (9,045)               --
   Policyowners' surrenders.................................          (226)               --                --
   Net transfers from (to) Fixed Account....................           510            75,206                --
   Transfers between Investment Divisions...................            --                --                --
                                                              ------------      ------------      ------------
     Net contributions and (withdrawals)....................        18,110           299,846                --
                                                              ------------      ------------      ------------
   Increase (decrease) attributable to New York Life
     Insurance and Annuity Corporation charges retained by
     the Separate Account...................................            11                66                --
                                                              ------------      ------------      ------------
       Increase (decrease) in net assets....................       (31,301)          264,777                --
NET ASSETS:
   Beginning of year........................................       264,777                --                --
                                                              ------------      ------------      ------------
   End of year..............................................  $    233,476      $    264,777      $         --
                                                              ============      ============      ============

     For the period July 1999 (Commencement of Investments)
(a)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(b)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(c)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(d)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(e)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                                              MAINSTAY VP
                   MAINSTAY VP                                  MAINSTAY VP                   DREYFUS LARGE
                  GROWTH EQUITY                                INDEXED EQUITY                 COMPANY VALUE
    ------------------------------------------   ------------------------------------------   ------------
        2001           2000           1999           2001           2000           1999           2001
    ------------------------------------------------------------------------------------------------------
    $    (15,404)  $    (64,129)  $     35,475   $    300,392   $    242,960   $    546,793   $         68
        (533,787)       110,824         48,748       (543,101)       130,696        188,910            169
              --      3,611,754      3,588,900      1,019,562      2,128,739      1,816,656          8,186
      (6,566,641)    (5,297,014)     2,604,396    (15,233,466)   (15,022,320)    10,506,330        (25,063)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (7,115,832)    (1,638,565)     6,277,519    (14,456,613)   (12,519,925)    13,058,689        (16,640)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,580,041      1,582,335        421,611      1,643,455      1,800,941        614,649         30,461
        (640,448)      (580,299)      (327,448)    (1,736,187)    (1,438,794)      (991,793)       (14,996)
            (440)          (304)          (156)        (6,298)        (2,780)        (4,156)            --
          36,056         23,612     33,527,811         50,795          9,906    111,942,387         20,422
      (1,515,393)            --             --     (1,458,521)         4,188             --             --
         (40,280)       (77,791)            --       (129,253)      (243,573)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (580,464)       947,553     33,621,818     (1,636,009)       129,888    111,561,087         35,887
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
           5,207          9,030         (7,352)         2,486         30,721        (13,127)            (3)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (7,691,089)      (681,982)    39,891,985    (16,090,136)   (12,359,316)   124,606,649         19,244
      39,625,820     40,307,802        415,817    113,059,294    125,418,610        811,961        324,553
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 31,934,731   $ 39,625,820   $ 40,307,802   $ 96,969,158   $113,059,294   $125,418,610   $    343,797
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          DREYFUS LARGE
          COMPANY VALUE
     ---------------------------
       2000(D)          1999
    --------------------------------------------------------------------------------
     $        567   $         --
            9,744             --
            5,261             --
            9,101             --
     ------------   ------------
           24,673             --
     ------------   ------------
          236,216             --
           (8,437)            --
               --             --
           72,120             --
               --             --
               --             --
     ------------   ------------
          299,899             --
     ------------   ------------
              (19)            --
     ------------   ------------
          324,553             --
               --             --
     ------------   ------------
     $    324,553   $         --
     ============   ============

                  ALGER AMERICAN                                  CALVERT
               SMALL CAPITALIZATION                           SOCIAL BALANCED
    ------------------------------------------   ------------------------------------------
        2001           2000           1999           2001           2000           1999
    ---------------------------------------------------------------------------------------
    $       (565)  $     (1,040)  $       (162)  $      1,184   $        136   $      1,461
         (35,400)       (47,087)           575         (3,832)        (2,805)           158
              --         55,354            932            671          1,224          5,394
          11,183        (61,609)        19,023            543         (2,653)        (2,502)
    ------------   ------------   ------------   ------------   ------------   ------------
         (24,782)       (54,382)        20,368         (1,434)        (4,098)         4,511
    ------------   ------------   ------------   ------------   ------------   ------------
          59,262         62,243         46,659         24,023         25,977         43,733
          (4,330)        (5,002)        (1,502)        (3,558)        (3,113)        (1,059)
          (1,040)        (3,286)            --         (1,391)        (2,409)            --
         (17,505)       (43,929)        24,084        (21,444)       (49,024)        23,860
              --         37,696             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
          36,387         47,722         69,241         (2,370)       (28,569)        66,534
    ------------   ------------   ------------   ------------   ------------   ------------
              18             94            (18)            (3)            10             (4)
    ------------   ------------   ------------   ------------   ------------   ------------
          11,623         (6,566)        89,591         (3,807)       (32,657)        71,041
          88,836         95,402          5,811         40,206         72,863          1,822
    ------------   ------------   ------------   ------------   ------------   ------------
    $    100,459   $     88,836   $     95,402   $     36,399   $     40,206   $     72,863
    ============   ============   ============   ============   ============   ============

                      FIDELITY
                        VIP
           CONTRAFUND(R) (INITIAL CLASS)
     ------------------------------------------
         2001           2000           1999
    ---------------------------------------------------------------------------------------   --------------------------------------
----
     $        333   $     (1,830)  $       (151)
           (4,968)        (5,563)           859
            9,428         10,595            696
          (50,564)       (21,313)         9,974
     ------------   ------------   ------------
          (45,771)       (18,111)        11,378
     ------------   ------------   ------------
           64,345        262,846         40,292
          (17,598)       (12,285)        (2,570)
             (878)        (3,092)            --
           17,613         39,102         16,099
               --             --             --
     ------------   ------------   ------------
           63,482        286,571         53,821
     ------------   ------------   ------------
               32             47            (12)
     ------------   ------------   ------------
           17,743        268,507         65,187
          351,732         83,225         18,038
     ------------   ------------   ------------
     $    369,475   $    351,732   $     83,225
     ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000, and December 31, 1999

                                                                                FIDELITY
                                                                                   VIP
                                                                      EQUITY-INCOME (INITIAL CLASS)
                                                              ---------------------------------------------
                                                                 2001             2000             1999
                                                              ------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)............................  $    13,518      $     5,953      $        68
    Net realized gain (loss) on investments.................      (11,793)          (4,744)             407
    Realized gain distribution received.....................       62,481           55,781           12,677
    Change in unrealized appreciation (depreciation) on
      investments...........................................     (133,705)          71,557           46,820
                                                              -----------      -----------      -----------
      Net increase (decrease) in net assets
        resulting from operations...........................      (69,499)         128,547           59,972
                                                              -----------      -----------      -----------
  Contributions and (withdrawals):
    Payments received from policyowners.....................      446,081          451,237          468,746
    Cost of insurance.......................................      (58,473)         (55,904)         (50,454)
    Policyowners' surrenders................................       (1,452)          (3,463)            (151)
    Net transfers from (to) Fixed Account...................       (3,428)         (52,164)          24,442
    Transfers between Investment Divisions..................     (708,375)              --               --
    Policyowners' death benefits............................           --               --               --
                                                              -----------      -----------      -----------
      Net contributions and (withdrawals)...................     (325,647)         339,706          442,583
                                                              -----------      -----------      -----------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account..................................           (7)             (83)             (44)
                                                              -----------      -----------      -----------
        Increase (decrease) in net assets...................     (395,153)         468,170          502,511
NET ASSETS:
    Beginning of year.......................................    1,356,770          888,600          386,089
                                                              -----------      -----------      -----------
    End of year.............................................  $   961,617      $ 1,356,770      $   888,600
                                                              ===========      ===========      ===========


                                                                              T. ROWE PRICE
                                                                              EQUITY INCOME
                                                              ---------------------------------------------
                                                                 2001            2000(C)           1999
                                                              ------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)............................  $     1,534      $     1,036      $        --
    Net realized gain (loss) on investments.................        4,724            3,075               --
    Realized gain distribution received.....................        3,568            4,673               --
    Change in unrealized appreciation (depreciation) on
      investments...........................................       (8,643)           8,273               --
                                                              -----------      -----------      -----------
      Net increase (decrease) in net assets resulting from
        operations..........................................        1,183           17,057               --
                                                              -----------      -----------      -----------
  Contributions and (withdrawals):
    Payments received from policyowners.....................       89,722          106,510               --
    Cost of insurance.......................................      (36,473)         (25,955)              --
    Policyowners' surrenders................................         (891)            (317)              --
    Net transfers from (to) Fixed Account...................        5,157           26,707               --
                                                              -----------      -----------      -----------
      Net contributions and (withdrawals)...................       57,515          106,945               --
                                                              -----------      -----------      -----------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account..................................           (8)             (14)              --
                                                              -----------      -----------      -----------
        Increase (decrease) in net assets...................       58,690          123,988               --
NET ASSETS:
    Beginning of year.......................................      123,988               --               --
                                                              -----------      -----------      -----------
    End of year.............................................  $   182,678      $   123,988      $        --
                                                              ===========      ===========      ===========

     For the period July 1999 (Commencement of Investments)
(a)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(b)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(c)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(d)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(e)  through December 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                  JANUS ASPEN                               JANUS ASPEN                             MORGAN STANLEY
                    SERIES                                    SERIES                                      UIF
                   BALANCED                              WORLDWIDE GROWTH                       EMERGING MARKETS EQUITY
    ---------------------------------------   ---------------------------------------   ---------------------------------------
       2001          2000          1999          2001          2000          1999          2001          2000         1999(A)
    -----------------------------------------------------------------------------------------------------------------
    $   212,912   $   180,458   $   113,521   $      (518)  $      (374)  $      (125)  $       (91)  $      (210)  $       (42)
         62,203        89,079        46,149       (14,158)        6,551           116        (4,682)       (5,161)          102
             --       763,919            --            --        21,352            --            --         3,940            --
       (808,319)   (1,335,416)    1,433,564       (55,921)      (79,916)       16,496         5,078       (13,494)        8,678
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
       (533,204)     (301,960)    1,593,234       (70,597)      (52,387)       16,487           305       (14,925)        8,738
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,281,992     1,479,686     1,162,097       103,480       213,628           525         8,480         8,974        14,982
       (265,046)     (207,121)     (186,764)      (17,881)      (15,683)       (1,088)       (1,618)       (1,448)         (401)
           (740)         (820)          (97)         (146)         (113)           --          (383)         (899)           --
         53,284        57,910         7,877         4,730        45,736        34,531         5,458       (13,133)        8,613
      1,390,747        92,146            --            --         5,585            --            --            --            --
        (89,257)           --            --            --            --            --            --            --            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      2,370,980     1,421,801       983,113        90,183       249,153        33,968        11,937        (6,506)       23,194
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
            (54)          936        (2,393)           53            79           (20)           (5)           23            (7)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,837,722     1,120,777     2,573,954        19,639       196,845        50,435        12,237       (21,408)       31,925
      9,161,675     8,040,898     5,466,944       247,480        50,635           200        10,517        31,925            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $10,999,397   $ 9,161,675   $ 8,040,898   $   267,119   $   247,480   $    50,635   $    22,754   $    10,517   $    31,925
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

N
    YLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds Corporate Sponsored Variable Universal Life policies ("CSVUL policies") and Corporate Executive Series Variable Universal Life policies ("CESVUL policies"). Both policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Distributors Inc. is a wholly owned subsidiary of New York Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), and the T. Rowe Price Equity Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation and Eagle Asset Management, Inc., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  The following Investment Divisions are available to CSVUL policyowners:
MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, and MainStay VP American Century Income & Growth. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions are available to CESVUL policyowners:
MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, MainStay VP American Century Income & Growth, Alger American Leveraged All Cap, Fidelity VIP Growth (Initial Class), Fidelity VIP Index 500 (Initial Class), Fidelity VIP Mid Cap (Initial Class), Fidelity VIP Overseas (Initial Class), Janus Aspen Series Aggressive Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth with Income Series") and MFS(R) Research Series. Each investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

  Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

A
    t December 31, 2001, the investments of CSVUL Separate Account-I are as follows:

                        MAINSTAY VP        MAINSTAY VP                                               MAINSTAY VP
                          CAPITAL             CASH           MAINSTAY VP        MAINSTAY VP           HIGH YIELD
                        APPRECIATION       MANAGEMENT        CONVERTIBLE         GOVERNMENT         CORPORATE BOND
                        -----------------------------------------------------------------------------------------
Number of shares......       1,080               153                --                  49                   68
Identified cost.......    $ 35,473          $    153          $     --            $    511             $    615

                        MAINSTAY VP        MAINSTAY VP
                          DREYFUS          EAGLE ASSET           ALGER                                    FIDELITY
                           LARGE           MANAGEMENT           AMERICAN             CALVERT                 VIP
                          COMPANY            GROWTH              SMALL                SOCIAL            CONTRAFUND(R)
                           VALUE             EQUITY          CAPITALIZATION          BALANCED          (INITIAL CLASS)
                        -----------------------------------------------------------------------------------------
Number of shares......          33                19                   6                   21                   18
Identified cost.......    $    360          $    332            $    131             $     41             $    429

  Investment activity for the year ended December 31, 2001, was as follows:

                        MAINSTAY VP        MAINSTAY VP                                               MAINSTAY VP
                          CAPITAL             CASH           MAINSTAY VP        MAINSTAY VP           HIGH YIELD
                        APPRECIATION       MANAGEMENT        CONVERTIBLE         GOVERNMENT         CORPORATE BOND
                        -----------------------------------------------------------------------------------------
Purchases.............    $    233          $     83          $     --            $    506             $    584
Proceeds from sales...         668                 7                 2                  13                   53

                        MAINSTAY VP        MAINSTAY VP
                          DREYFUS          EAGLE ASSET           ALGER                                    FIDELITY
                           LARGE           MANAGEMENT           AMERICAN             CALVERT                 VIP
                          COMPANY            GROWTH              SMALL                SOCIAL            CONTRAFUND(R)
                           VALUE             EQUITY          CAPITALIZATION          BALANCED          (INITIAL CLASS)
                        -----------------------------------------------------------------------------------------
Purchases.............    $     65          $     33            $     59             $     26             $    110
Proceeds from sales...          20                16                  24                   27                   37

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     MAINSTAY VP                                                   MAINSTAY VP     MAINSTAY VP
    INTERNATIONAL     MAINSTAY VP    MAINSTAY VP   MAINSTAY VP       GROWTH          INDEXED
        EQUITY       TOTAL RETURN       VALUE         BOND           EQUITY          EQUITY
    ------------------------------------------------------------------------------------------
          1,352              42              1           196           1,601           4,199
       $ 16,815        $    873       $     21      $  2,574        $ 41,250        $116,834

       FIDELITY                     JANUS ASPEN    MORGAN STANLEY      T. ROWE
          VIP         JANUS ASPEN     SERIES            UIF             PRICE
     EQUITY-INCOME      SERIES       WORLDWIDE    EMERGING MARKETS     EQUITY
    (INITIAL CLASS)    BALANCED       GROWTH           EQUITY          INCOME
    ----------------------------------------------------------------------------
              42            488             9                3              10
        $    980       $ 10,949      $    387         $     23        $    183

     MAINSTAY VP                                                   MAINSTAY VP     MAINSTAY VP
    INTERNATIONAL     MAINSTAY VP    MAINSTAY VP   MAINSTAY VP       GROWTH          INDEXED
        EQUITY       TOTAL RETURN       VALUE         BOND           EQUITY          EQUITY
    ------------------------------------------------------------------------------------------
       $    552        $    310       $     21      $  2,114        $  1,848        $  3,736
            903              33              1            67           2,445           4,058

       FIDELITY                     JANUS ASPEN    MORGAN STANLEY      T. ROWE
          VIP         JANUS ASPEN     SERIES            UIF             PRICE
     EQUITY-INCOME      SERIES       WORLDWIDE    EMERGING MARKETS     EQUITY
    (INITIAL CLASS)    BALANCED       GROWTH           EQUITY          INCOME
    ----------------------------------------------------------------------------
        $    559       $  3,001      $    110         $     20        $    101
             810            412            20                8              39

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

N
    YLIAC deducts certain charges from all premiums, (whether planned or unplanned), received for CSVUL and CESVUL policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted, this charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

  On CESVUL policies, a sales expense charge is deducted to compensate NYLIAC for expenses associated with selling the policies. During the first 7 policy years, this charge is 8% of any premiums paid up to the Target Premium. During policy years 8-10, NYLIAC currently expects the charge to be 3% of any premium paid up to the Target Premium. Beginning in the 11th year, NYLIAC does not expect to deduct a sales expense charge from any premiums. A state premium tax of 2% is deducted from any premiums paid, up to the Target Premium in a policy year. The state premium tax is reduced to 1% on any premiums paid in excess of the Target Premium in a policy year. A federal tax charge of 1.25% is deducted from any premiums paid up to the Target Premium in a policy year. Once the Target Premium has been reached, deductions will no longer be made for federal taxes. The Target Premium is shown on the policy and is determined based on the face amount of the policy.

  On CSVUL and CESVUL policies, NYLIAC deducts a monthly contract charge of $7.50 to compensate for costs incurred in providing administrative services including: premium collection, record-keeping and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of net assets.

  On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount during the first 9 years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge is included with surrenders on the accompanying statement of changes in net assets.

  CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL and CESVUL policies, these charges are made daily at an annual rate of .70% and .60%, respectively, of the daily net asset value of each Investment Division for policy years one through ten. For policy years eleven and later for CSVUL policies, it is expected that these charges will be reduced to an annual rate of .30% of the daily net asset value of each Investment Division. For policy years eleven through twenty for CESVUL policies, it is expected that these charges will be reduced to an annual rate of .20% of the daily net asset value of each Investment Division. For policy years twenty-one and later for CESVUL policies, it is expected that these charges will be reduced to an annual rate of .10% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of .90% for CSVUL and CESVUL policies. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

C
    SVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

T
    ransactions in accumulation units for the years ended December 31, 2001, December 31, 2000, and December 31, 1999 were as follows:

                                                    MAINSTAY VP             MAINSTAY VP
                                                      CAPITAL                  CASH                  MAINSTAY VP
                                                   APPRECIATION             MANAGEMENT               CONVERTIBLE
                                               ---------------------   ---------------------   -----------------------
                                               2001    2000    1999    2001    2000    1999    2001    2000(E)   1999
                                               ------------------------------------------------------------------
CSVUL POLICIES
Units issued on payments received from
  policyowners...............................    17      14       9      12      13      15      --        --       --
Units redeemed on cost of insurance..........   (41)    (28)    (22)     (5)     (3)     (3)     --        --       --
Units issued (redeemed) on net transfers from
  (to)
  Fixed Account..............................     2      --    2,561     56      --      --      --        --       --
Units issued (redeemed) on transfers between
  Investment Divisions.......................    --      (3)     --      --      --      --      --        --       --
Units redeemed on death benefits.............    (3)     (5)     --      --      --      --      --        --       --
                                               -----   -----   -----   -----   -----   -----   -----    -----    -----
  Net increase (decrease)....................   (25)    (22)   2,548     63      10      12      --        --       --
Units outstanding, beginning of year.........  2,555   2,577     29      68      58      46      --        --       --
                                               -----   -----   -----   -----   -----   -----   -----    -----    -----
Units outstanding, end of year...............  2,530   2,555   2,577    131      68      58      --        --       --
                                               =====   =====   =====   =====   =====   =====   =====    =====    =====
CESVUL POLICIES(F)
Units issued on payments received from
  policyowners...............................    --      --      --      --      --      --      --        --       --
Units redeemed on cost of insurance..........    --      --      --      --      --      --      --        --       --
Units issued (redeemed) on net transfers from
  (to)
  Fixed Account..............................    --      --      --      --      --      --      --        --       --
Units issued (redeemed) on transfers between
  Investment Divisions.......................    --      --      --      --      --      --      --        --       --
Units redeemed on death benefits.............    --      --      --      --      --      --      --        --       --
                                               -----   -----   -----   -----   -----   -----   -----    -----    -----
  Net increase (decrease)....................    --      --      --      --      --      --      --        --       --
Units outstanding, beginning of year.........    --      --      --      --      --      --      --        --       --
                                               -----   -----   -----   -----   -----   -----   -----    -----    -----
Units outstanding, end of year...............    --      --      --      --      --      --      --        --       --
                                               =====   =====   =====   =====   =====   =====   =====    =====    =====


                                                                            MAINSTAY VP             MAINSTAY VP
                                                    MAINSTAY VP               GROWTH                  INDEXED
                                                       BOND                   EQUITY                  EQUITY
                                               ---------------------   ---------------------   ---------------------
                                               2001    2000    1999    2001    2000    1999    2001    2000    1999
                                               ------------------------------------------------------------------
CSVUL POLICIES
Units issued on payments received from
  policyowners...............................     8       9       9     120     114      40     137     140       53
Units redeemed on cost of insurance..........    (5)     (1)     (1)    (55)    (41)    (27)   (160)   (111)     (80)
Units issued (redeemed) on net transfers from
  (to)
  Fixed Account..............................    --      --      --      --       2    2,797      5       4    9,266
Units issued (redeemed) on transfers between
  Investment Divisions.......................   160      --      --    (128)     --      --    (131)     (4)      --
Units redeemed on death benefits.............    --      --      --      (3)     (6)     --     (11)    (19)      --
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----
  Net increase (decrease)....................   163       8       8     (66)     69    2,810   (160)     10    9,239
Units outstanding, beginning of year.........    44      36      28    2,917   2,848     38    9,321   9,311      72
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----
Units outstanding, end of year...............   207      44      36    2,851   2,917   2,848   9,161   9,321   9,311
                                               =====   =====   =====   =====   =====   =====   =====   =====   =====
CESVUL POLICIES(F)
Units issued on payments received from
  policyowners...............................    --      --      --       2      --      --      --      --       --
Units redeemed on cost of insurance..........    --      --      --      --      --      --      --      --       --
Units issued (redeemed) on net transfers from
  (to)
  Fixed Account..............................    --      --      --       3      --      --      --      --       --
Units issued (redeemed) on transfers between
  Investment Divisions.......................    --      --      --      --      --      --      --      --       --
Units redeemed on death benefits.............    --      --      --      --      --      --      --      --       --
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----
  Net increase (decrease)....................    --      --      --       5      --      --      --      --       --
Units outstanding, beginning of year.........    --      --      --      --      --      --      --      --       --
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----
Units outstanding, end of year...............    --      --      --       5      --      --      --      --       --
                                               =====   =====   =====   =====   =====   =====   =====   =====   =====

     For the period July 1999 (Commencement of Investments)
(a)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(b)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(c)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(d)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period June 2001 (Commencement of Investments)
(f)  through December 2001.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                 MainStay VP             MainStay VP
         MainStay VP             High Yield             International             MainStay VP              MainStay VP
         Government            Corporate Bond              Equity                Total Return                 Value
    ---------------------   ---------------------   ---------------------   -----------------------   ---------------------
    2001    2000    1999    2001    2000    1999    2001    2000    1999    2001    2000    1999(B)   2001    2000    1999
    -----------------------------------------------------------------------------------------------------------------
      --       1      --       5       5       5      31      26      26      30      28        --      --      --       --
      (1)     --      --      (2)     (1)     --     (26)    (19)    (14)     (3)     (2)       --      --      --       --
      --      --      --      (3)      1       7      --       1    1,436     --      --        27      --      --        8
      39      --      --      44      (9)     --     (55)     --      --      --      --        --      --      (8)      --
      --      --      --      --      --      --      (2)     (3)     --      --      --        --      --      --       --
    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----    -----    -----   -----   -----
      38       1      --      44      (4)     12     (52)      5    1,448     27      26        27      --      (8)       8
       2       1       1       8      12      --    1,496   1,491     43      53      27        --      --       8       --
    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----    -----    -----   -----   -----
      40       2       1      52       8      12    1,444   1,496   1,491     80      53        27      --      --        8
    =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====    =====    =====   =====   =====
      --      --      --      --      --      --      --      --      --      --      --        --      --      --       --
      --      --      --      --      --      --      --      --      --      --      --        --      --      --       --
       2      --      --      --      --      --      --      --      --      --      --        --       2      --       --
      --      --      --      --      --      --      --      --      --      --      --        --      --      --       --
      --      --      --      --      --      --      --      --      --      --      --        --      --      --       --
    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----    -----    -----   -----   -----
       2      --      --      --      --      --      --      --      --      --      --        --       2      --       --
      --      --      --      --      --      --      --      --      --      --      --        --      --      --       --
    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----    -----    -----   -----   -----
       2      --      --      --      --      --      --      --      --      --      --        --       2      --       --
    =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====    =====    =====   =====   =====

          MAINSTAY VP               MAINSTAY VP
            DREYFUS                 EAGLE ASSET                 ALGER                                         FIDELITY
             LARGE                  MANAGEMENT                AMERICAN                 CALVERT                   VIP
            COMPANY                   GROWTH                    SMALL                  SOCIAL               CONTRAFUND(R)
             VALUE                    EQUITY               CAPITALIZATION             BALANCED             (INITIAL CLASS)
    -----------------------   -----------------------   ---------------------   ---------------------   ---------------------
    2001    2000(D)   1999    2001    2000(D)   1999    2001    2000    1999    2001    2000    1999    2001    2000    1999
    -----------------------------------------------------------------------------------------------------------------
       2        23      --       4        26      --       8       4       3       2       1       4       4      18        3
      (1)       (1)     --      (2)       (1)     --      (1)     --      --      --      --      --      (2)     (1)      --
      --         7      --      --         8      --      (2)     --       2      (2)     --       2      (1)      5        1
      --        --      --      --        --      --      --      (2)     --      --      (4)     --      --      (2)      --
      --        --      --      --        --      --      --      --      --      --      --      --      --      --       --
    -----    -----    -----   -----    -----    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
       1        29      --       2        33      --       5       2       5      --      (3)      6       1      20        4
      29        --      --      33        --      --       8       6       1       3       6      --      26       6        2
    -----    -----    -----   -----    -----    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
      30        29      --      35        33      --      13       8       6       3       3       6      27      26        6
    =====    =====    =====   =====    =====    =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
      --        --      --      --        --      --      --      --      --      --      --      --       2      --       --
      --        --      --      --        --      --      --      --      --      --      --      --      --      --       --
       2        --      --      --        --      --      --      --      --      --      --      --       3      --       --
      --        --      --      --        --      --      --      --      --      --      --      --      --      --       --
      --        --      --      --        --      --      --      --      --      --      --      --      --      --       --
    -----    -----    -----   -----    -----    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
       2        --      --      --        --      --      --      --      --      --      --      --       5      --       --
      --        --      --      --        --      --      --      --      --      --      --      --      --      --       --
    -----    -----    -----   -----    -----    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
       2        --      --      --        --      --      --      --      --      --      --      --       5      --       --
    =====    =====    =====   =====    =====    =====   =====   =====   =====   =====   =====   =====   =====   =====   =====

--------------------------------------------------------------------------------

                                                     FIDELITY                                       JANUS ASPEN
                                                        VIP                 JANUS ASPEN               SERIES
                                                   EQUITY-INCOME              SERIES                 WORLDWIDE
                                                  (INITIAL CLASS)            BALANCED                 GROWTH
                                               ---------------------   ---------------------   ---------------------
                                               2001    2000    1999    2001    2000    1999    2001    2000    1999
                                               ---------------------------------------------------------------------
CSVUL POLICIES
Units issued on payments received from
  policyowners...............................    39      46      49      91      96      90       7      13       --
Units redeemed on cost of insurance..........    (5)     (5)     (5)    (19)    (14)    (14)     (1)     (1)      --
Units issued (redeemed) on net transfers from
  (to)
  Fixed Account..............................    (2)     --       2      --       5       1      --       2        3
Units issued (redeemed) on transfers between
  Investment Divisions.......................   (64)     (5)     --      99       5      --      --      --       --
Units redeemed on death benefits.............    --      --      --      (7)     --      --      --      --       --
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----
  Net increase (decrease)....................   (32)     36      46     164      92      77       6      14        3
Units outstanding, beginning of year.........   121      85      39     625     533     456      17       3       --
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----
Units outstanding, end of year...............    89     121      85     789     625     533      23      17        3
                                               =====   =====   =====   =====   =====   =====   =====   =====   =====
CESVUL POLICIES(F)
Units issued on payments received from
  policyowners...............................    --      --      --       1      --      --      --      --       --
Units redeemed on cost of insurance..........    --      --      --      --      --      --      --      --       --
Units issued (redeemed) on net transfers from
  (to)
  Fixed Account..............................     2      --      --       5      --      --      --      --       --
Units issued (redeemed) on transfers between
  Investment Divisions.......................    --      --      --      --      --      --      --      --       --
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----
  Net increase (decrease)....................     2      --      --       6      --      --      --      --       --
Units outstanding, beginning of year.........    --      --      --      --      --      --      --      --       --
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----
Units outstanding, end of year...............     2      --      --       6      --      --      --      --       --
                                               =====   =====   =====   =====   =====   =====   =====   =====   =====

     For the period July 1999 (Commencement of Investments)
(a)  through December 1999.
     For the period November 1999 (Commencement of Investments)
(b)  through December 1999.
     For the period January 2000 (Commencement of Investments)
(c)  through December 2000.
     For the period March 2000 (Commencement of Investments)
(d)  through December 2000.
     For the period November 2000 (Commencement of Investments)
(e)  through December 2000.
     For the period June 2001 (Commencement of Investments)
(f)  through December 2001.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

        MORGAN STANLEY                T.ROWE
              UIF                      PRICE
       EMERGING MARKETS               EQUITY
            EQUITY                    INCOME
    -----------------------   -----------------------
    2001    2000    1999(A)   2001    2000(C)   1999
    -----------------------------------------------
       1       1         1       8        11       --
      --      --        --      (3)       (3)      --
       1      --         1      --         3       --
      --      (2)       --      --        --       --
      --      --        --      --        --       --
    -----   -----    -----    -----    -----    -----
       2      (1)        2       5        11       --
       1       2        --      11        --       --
    -----   -----    -----    -----    -----    -----
       3       1         2      16        11       --
    =====   =====    =====    =====    =====    =====
      --      --        --      --        --       --
      --      --        --      --        --       --
      --      --        --      --        --       --
      --      --        --      --        --       --
    -----   -----    -----    -----    -----    -----
      --      --        --      --        --       --
      --      --        --      --        --       --
    -----   -----    -----    -----    -----    -----
      --      --        --      --        --       --
    =====   =====    =====    =====    =====    =====

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

                                                        MAINSTAY VP                           MAINSTAY VP
                                                          CAPITAL                                CASH
                                                        APPRECIATION                          MANAGEMENT
                                            ------------------------------------   ---------------------------------
                                             2001      2000      1999      1998     2001     2000     1999     1998
                                            ---------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets................................  $25,467   $33,738   $38,383   $  350   $  153   $   77   $   62   $   48
Units Outstanding.........................    2,530     2,555     2,577       29      131       68       58       46
Unit Value................................  $ 10.07   $ 13.20   $ 14.89   $11.96   $ 1.17   $ 1.13   $ 1.08   $ 1.03
Total Return..............................    (23.7)%   (11.3)%    24.5%    19.6%     3.5%     4.6%     4.9%     3.0%
Ratio of Net Investment Income to Average
  Net Assets..............................     (0.6)%                                 2.8%
CESVUL POLICIES (b)
Net Assets................................  $    --   $    --   $    --   $   --   $   --   $   --   $   --   $   --
Units Outstanding.........................       --        --        --       --       --       --       --       --
Unit Value................................  $    --   $    --   $    --   $   --   $   --   $   --   $   --   $   --
Total Return..............................       --        --        --       --       --       --       --       --
Ratio of Net Investment Income to Average
  Net Assets..............................       --                                    --


                                                   MAINSTAY VP                      MAINSTAY VP
                                                   TOTAL RETURN                        VALUE
                                            --------------------------   ---------------------------------
                                             2001      2000      1999     2001     2000     1999     1998
                                            --------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets................................  $   700   $   527   $  285   $    1   $    1   $   70   $  257
Units Outstanding.........................       80        53       27       --       --        8       --
Unit Value................................  $  8.75   $  9.87   $10.39   $ 9.88   $ 9.92   $ 8.85   $ 8.20
Total Return..............................    (11.3)%    (5.0)%    3.9%    (0.4)%   12.1%     7.9%   (18.0)%
Ratio of Net Investment Income to Average
  Net Assets..............................      1.9%                        0.6%
CESVUL POLICIES (b)
Net Assets................................  $    --   $    --   $   --   $   21   $   --   $   --   $   --
Units Outstanding.........................       --        --       --        2       --       --       --
Unit Value................................  $    --   $    --   $   --   $10.61   $   --   $   --   $   --
Total Return..............................       --        --       --      6.1%      --       --       --
Ratio of Net Investment Income to Average
  Net Assets..............................       --                         7.6%

                                               MAINSTAY VP        MAINSTAY VP                   ALGER
                                              DREYFUS LARGE       EAGLE ASSET                 AMERICAN
                                                 COMPANY          MANAGEMENT                    SMALL
                                                  VALUE          GROWTH EQUITY             CAPITALIZATION
                                            -----------------   ---------------   ---------------------------------
                                             2001      2000      2001     2000     2001     2000     1999     1998
                                            ---------------------------------------------------------------------

CSVUL POLICIES (a)
Net Assets................................  $   323   $   325   $  233   $  265   $  100   $   89   $   95   $    6
Units Outstanding.........................       30        29       35       33       13        8        6        1
Unit Value................................  $ 10.68   $ 11.26   $ 6.58   $ 7.95   $ 7.71   $11.02   $15.24   $10.70
Total Return..............................     (5.2)%    12.6%   (17.2)%  (20.5)%  (30.0)%  (27.7)%   42.4%     7.0%
Ratio of Net Investment Income to Average
  Net Assets..............................       --               (0.7)%            (0.7)%
CESVUL POLICIES (b)
Net Assets................................  $    21   $    --   $   --   $   --   $   --   $   --   $   --   $   --
Units Outstanding.........................        2        --       --       --       --       --       --       --
Unit Value................................  $ 10.73   $    --   $   --   $   --   $   --   $   --   $   --   $   --
Total Return..............................      7.3%       --       --       --       --       --       --       --
Ratio of Net Investment Income to Average
  Net Assets..............................      3.5%                --                --

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                     MAINSTAY VP                          MAINSTAY VP
      MAINSTAY VP                MAINSTAY VP                         HIGH YIELD                          INTERNATIONAL
      CONVERTIBLE                GOVERNMENT                        CORPORATE BOND                            EQUITY
    ---------------   ---------------------------------   ---------------------------------   ------------------------------------
     2001     2000     2001     2000     1999     1998     2001     2000     1999     1998     2001      2000      1999      1998
    -----------------------------------------------------------------------------------------------------------------
    $   --   $    2   $  490   $   18   $   14   $   10   $  552   $   78   $  127   $    5   $13,576   $16,477   $20,184   $  462
        --       --       40        2        1        1       52        8       12       --     1,444     1,496     1,491       43
    $   --   $ 9.32   $12.35   $11.66   $10.47   $10.73   $10.59   $10.17   $10.88   $ 9.71   $  9.40   $ 11.01   $ 13.53   $10.64
       0.6%    (6.8)%    5.9%    11.4%    (2.4)%    7.3%     4.1%    (6.5)%   12.0%    (2.9)%   (14.6)%   (18.6)%    27.2%     6.4%
      (0.7)%             6.5%                               19.0%                                 0.7%
    $   --   $   --   $   19   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $    --   $    --   $    --   $   --
        --       --        2       --       --       --       --       --       --       --        --        --        --       --
    $   --   $   --   $ 9.81   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $    --   $    --   $    --   $   --
        --       --     (1.9)%     --       --       --       --       --       --       --        --        --        --       --
        --              22.1%                                 --                                   --

                                                    MAINSTAY VP                             MAINSTAY VP
               MAINSTAY VP                             GROWTH                                 INDEXED
                  BOND                                 EQUITY                                  EQUITY
    ---------------------------------   ------------------------------------   --------------------------------------
     2001     2000     1999     1998     2001      2000      1999      1998     2001       2000       1999      1998
    -----------------------------------------------------------------------------------------------------------------
    $2,564   $  503   $  375   $  295   $31,888   $39,626   $40,308   $  416   $96,969   $113,059   $125,419   $  812
       207       44       36       28     2,851     2,917     2,848       38     9,161      9,321      9,311       72
    $12.36   $11.39   $10.44   $10.68   $ 11.19   $ 13.59   $ 14.15   $10.97   $ 10.59   $  12.13   $  13.47   $11.24
       8.5%     9.1%    (2.2)%    6.8%    (17.7)%    (4.0)%    29.0%     9.7%    (12.7)%     (9.9)%     19.8%    12.4%
       6.8%                                  --                                    0.3%
    $   --   $   --   $   --   $   --   $    46   $    --   $    --   $   --   $    --   $     --   $     --   $   --
        --       --       --       --         5        --        --       --        --         --         --       --
    $   --   $   --   $   --   $   --   $  9.35   $    --   $    --   $   --   $    --   $     --   $     --   $   --
        --       --       --       --      (6.5)%      --        --       --        --         --         --       --
        --                                  1.9%                                    --

                 CALVERT                            FIDELITY                            FIDELITY
                 SOCIAL                                VIP                                 VIP
                BALANCED                  CONTRAFUND(R) (INITIAL CLASS)       EQUITY-INCOME (INITIAL CLASS)
    ---------------------------------   ---------------------------------   ---------------------------------
     2001     2000     1999     1998     2001     2000     1999     1998     2001     2000     1999     1998
    ---------------------------------------------------------------------------------------------------------
    $   36   $   40   $   73   $    2   $  323   $  352   $   83   $   18   $  941   $1,357   $  889   $  386
         3        3        6       --       27       26        6        2       89      121       85       39
    $10.65   $11.53   $11.98   $10.75   $11.72   $13.45   $14.51   $11.76   $10.61   $11.24   $10.44   $ 9.89
      (7.6)%   (3.8)%   11.4%     7.5%   (12.9)%   (7.3)%   23.4%    17.6%    (5.6)%    7.7%     5.6%    (1.1)%
       4.3%                                0.1%                                1.1%
    $   --   $   --   $   --   $   --   $   46   $   --   $   --   $   --   $   21   $   --   $   --   $   --
        --       --       --       --        5       --       --       --        2       --       --       --
    $   --   $   --   $   --   $   --   $ 9.65   $   --   $   --   $   --   $10.69   $   --   $   --   $   --
        --       --       --       --     (3.5)%     --       --       --      6.9%      --       --       --
        --                                (0.6)%                              (0.6)%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                                            JANUS ASPEN
                                                       JANUS ASPEN                            SERIES
                                                          SERIES                             WORLDWIDE
                                                         BALANCED                             GROWTH
                                            ----------------------------------   ---------------------------------
                                             2001      2000     1999     1998     2001     2000     1999     1998
                                            ---------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets................................  $10,940   $9,162   $8,041   $5,467   $  267   $  247   $   51   $   --
Units Outstanding.........................      789      625      533      456       23       17        3       --
Unit Value................................  $ 13.87   $14.65   $15.10   $11.99   $11.43   $14.84   $17.72   $10.85
Total Return..............................     (5.3)%   (3.0)%   25.9%    19.9%   (23.0)%  (16.3)%   63.3%     8.5%
Ratio of Net Investment Income to Average
  Net Assets..............................      2.1%                               (0.2)%
CESVUL POLICIES (b)
Net Assets................................  $    59   $   --   $   --   $   --   $   --   $   --   $   --   $   --
Units Outstanding.........................        6       --       --       --       --       --       --       --
Unit Value................................  $  9.82   $   --   $   --   $   --   $   --   $   --   $   --   $   --
Total Return..............................     (1.8)%     --       --       --       --       --       --       --
Ratio of Net Investment Income to Average
  Net Assets..............................      5.9%                                 --

                                                 MORGAN STANLEY
                                                      UIF
                                                EMERGING MARKETS        T. ROWE PRICE
                                                     EQUITY             EQUITY INCOME
                                            ------------------------   ---------------
                                             2001     2000     1999     2001     2000
                                            ------------------------------------------
CSVUL POLICIES (a)
Net Assets................................  $   23   $   11   $   32   $  183   $  124
Units Outstanding.........................       3        1        2       16       11
Unit Value................................  $ 7.80   $ 8.39   $13.91   $11.50   $11.41
Total Return..............................    (7.0)%  (39.7)%   39.1%     0.8%    14.1%
Ratio of Net Investment Income to Average
  Net Assets..............................    (0.7)%                      0.8%
CESVUL POLICIES (b)
Net Assets................................  $   --   $   --   $   --   $   --   $   --
Units Outstanding.........................      --       --       --       --       --
Unit Value................................  $   --   $   --   $   --   $   --   $   --
Total Return..............................      --       --       --       --       --
Ratio of Net Investment Income to Average
  Net Assets..............................      --                         --

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity (formerly "Morgan Stanley Dean Witter Emerging Markets Equity"), and T. Rowe Price Equity Income Investment Divisions (constituting the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2002